UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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Aehr Test Systems
(Name of Registrant as Specified in its Charter)

____________________________________________________________________

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AEHR TEST SYSTEMS

400 Kato Terrace

Fremont, California 94539

_____________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 23, 2023

_____________________________

TO THE SHAREHOLDERS OF AEHR TEST SYSTEMS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”), of Aehr Test Systems, a California corporation (“Aehr” or the “Company”), to be held on October 23, 2023, at 4:00 p.m., at the Company’s corporate headquarters located at 400 Kato Terrace, Fremont, California 94539, for the following purposes:

1.	To elect six directors of the Company to hold office until the next annual meeting or the election of their successors.

2.

To approve the adoption of the Company’s 2023 Equity Incentive Plan to replace the Company’s 2016 Equity Incentive Plan and provide a reserve for issuance of 1,500,000 shares of common stock of the Company.

3.	To ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2024.

4.	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

5.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Only shareholders of record at the close of business on September 1, 2023 will be entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors,

GAYN ERICKSON President and Chief Executive Officer

YOUR VOTE IS IMPORTANT

This proxy statement is furnished in connection with the solicitation of proxies by the Company, on behalf of the Board of Directors, for the 2023 Annual Meeting of Shareholders. We have elected to use the Internet as our primary means of providing our proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send to our stockholders a Notice of Internet Availability of Proxy Materials (“the Notice”) on or about September 13, 2023. The Notice contains instructions on how to access our proxy statement and our Annual Report on Form 10-K for the fiscal year ended May 31, 2023, which contains, among other things, our 2023 audited consolidated financial statements. The Notice also includes instructions on how you can vote using the Internet, and how you can request or receive, free of charge, a printed copy of our proxy materials, including our 2023 Annual Report, our proxy statement and a proxy card. The electronic delivery of our proxy materials will reduce our printing and mailing costs and minimize the environmental impact of the proxy materials.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote by telephone or Internet by following the voting procedures described in the Notice of Internet Availability of Proxy Materials. If you receive printed proxy materials and wish to vote by mail, promptly complete, date and sign the enclosed proxy card and return it in the accompanying postage-prepaid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE ANNUAL MEETING TO BE HELD OCTOBER 23, 2023:

The Company’s Proxy Statement, form of proxy card and 2023 Annual Report are available at: www.aehr.com under the heading “Investor Relations” and the subheading “Annual Reports/Proxy Statements” or at www.investorvote.com/AEHR.

AEHR TEST SYSTEMS

400 Kato Terrace

Fremont, California 94539

_____________________________

PROXY STATEMENT

_____________________________

2023 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished to the shareholders of Aehr Test Systems, a California corporation (“Aehr” or the “Company”), in connection with the solicitation of proxies by the Board of Directors (the “Board”), for use at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”), to be held on Tuesday, October 23, 2023 at 4:00 p.m. local time, and at any postponements, adjournments or other delays thereof. We refer to this annual meeting, as it may be postponed, adjourned or delayed, as the Annual Meeting.

At the Annual Meeting, the shareholders will be asked:

1.	To elect six directors of the Company to hold office until the next annual meeting or the election of their successors.

2.

To approve the adoption of the Company’s 2023 Equity Incentive Plan to replace the Company’s 2016 Equity Incentive Plan and provide a reserve for issuance of 1,500,000 shares of common stock of the Company.

3.	To ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2024.

4.	To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

5.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

The Board has fixed the close of business on September 1, 2023 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Each such shareholder will be entitled to one vote for each share of Common Stock, or Common Share, held on all matters to come before the Annual Meeting and may vote in person or by proxy authorized in writing.

THE ANNUAL MEETING

Date, Time and Place

The Annual Meeting will be held on October 23, 2023 at 4:00 p.m., local time, at 400 Kato Terrace, Fremont, California 94539.

General

The Company’s principal office is located at 400 Kato Terrace, Fremont, California 94539 and its telephone number is (510) 623-9400.

Record Date and Shares Entitled to Vote

Shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 28,762,496 shares of Common Stock outstanding and entitled to vote.

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Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company prior to the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions.

Confidentiality of Votes

The Company handles proxy instructions, ballots, and voting tabulations that identify individual stockholders in a manner that protects your voting privacy. The Company will not disclose your vote either among its employees or to third parties, except, as we deem necessary: (1) to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which the Company may forward to its management.

Voting and Proxy Solicitation

Each shareholder voting for the election of directors may cumulate his or her votes, giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares that the shareholder is entitled to vote, or distributing the shareholder’s votes on the same principle among as many candidates as the shareholder chooses. No shareholder shall be entitled to cumulate votes for any candidate unless the candidate’s name has been properly placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the Annual Meeting prior to the voting of the intention to cumulate votes. On all other matters, each share has one vote.

The Company is soliciting proxies for the Annual Meeting from its shareholders. The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or special delivery letter.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections who will determine whether or not a quorum is present. If the shares present, in person and by proxy, do not constitute the required quorum, then a majority of the shares present may adjourn the meeting to a subsequent date for the purposes of obtaining a quorum. Shares that are voted “FOR,” “AGAINST,” “WITHHELD,” or “ABSTAIN” are counted toward the presence of a quorum.

While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares represented at the Annual Meeting and entitled to vote with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner.

Broker non-votes (i.e., votes from shares of record by brokers as to which the beneficial owners have no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

If you provide specific instructions with regard to certain items, the Company will vote your shares as you instruct on such items. If no instructions are indicated, the proxy holders will vote the shares as recommended by the Board.

Voting Requirements to Approve Proposals

A plurality of the votes cast is required for the election of the directors, which means that the nominees for director receiving the highest number of affirmative votes will be elected as directors.

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The affirmative “FOR” vote of a majority of the shares of our common stock which are present or represented by proxy and entitled to vote on the proposal is required to (i) approve the adoption of the Company’s 2023 Equity Incentive Plan, (ii) ratify the appointment of BPM LLP as our independent registered public accounting firm, and (iii) approve, on an advisory and nonbinding basis, our executive compensation. If a stockholder abstains from voting on any of these proposals, that abstention will have the same effect as if the stockholder voted “AGAINST” the proposal. Broker non-votes, if any, will have no impact on the outcome of these proposals.

Approval of executive compensation arrangements is an advisory vote. Accordingly, the results will not be binding on us, the Board or the Compensation Committee; however, the Compensation Committee will consider the outcome of the votes when evaluating our executive compensation principles, design and practices.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker nonvotes.” Generally, broker nonvotes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and the beneficial owner does not provide voting instructions. In tabulating the voting result for any particular proposal, we will not consider broker nonvotes to be votes cast or entitled to vote on a proposal. Thus, broker nonvotes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. The Company considers abstentions to be votes cast; accordingly, abstentions have the same effect as votes against the matter.

The Company encourages shareholders to provide instructions to the shareholders’ bank or brokerage firm by voting the shareholders’ proxy. This action ensures the shares will be voted at the meeting in accordance with the shareholders’ wishes.

Deadline for Receipt of Shareholder Proposals for 2024 Annual Meeting

Shareholders of the Company may submit proposals on matters appropriate for shareholder action at meetings of the Company’s shareholders in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For such proposals to be included in the Company's proxy materials relating to its 2024 Annual Meeting of Shareholders, all applicable requirements of Rule 14a-8 must be satisfied, and such proposals must be received by the Company no later than May 16, 2024. Such proposals should be delivered to Aehr Test Systems, 400 Kato Terrace, Fremont, California 94539, Attn: Secretary.

If a shareholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, the Company may exercise discretionary voting authority under proxies that it solicits to vote in accordance with its best judgment.

Shareholder Information

IN COMPLIANCE WITH RULE 14A-3 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE COMPANY HEREBY UNDERTAKES TO PROVIDE WITHOUT CHARGE TO EACH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, INCLUDING THE CONSOLIDATED FINANCIAL STATEMENTS.

If you share an address with another shareholder, only one annual report and proxy statement may be delivered to all shareholders sharing your address unless the Company has contrary instructions from one or more shareholders. Shareholders sharing an address may request a separate copy of the annual report or proxy statement by writing to: Aehr Test Systems, 400 Kato Terrace, Fremont, CA 94539, Attention: Investor Relations or by calling investor relations at (510) 623-9400, and the Company will promptly deliver a separate copy. If you share an address with another shareholder and you are receiving multiple copies of annual reports or proxy statements, you may write us at the address above to request delivery of a single copy of these materials in the future.

How to Obtain Directions to Location of Annual Meeting

The Annual Meeting is being held at the time and place set forth above. You can obtain directions to attend the Annual Meeting and vote your shares in person by calling the Company at (510) 623-9400, or by visiting the Company’s website www.aehr.com under the heading “Contact Us” and the subheading “Offices,” and selecting the legend of “Headquarters” on the map.

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Important Notice Regarding the Availability of Proxy Materials

This Proxy Statement, the form of proxy card and 2023 Annual Report are available on the Company’s website www.aehr.com under the heading “Investor Relations” and the subheading “Annual Reports/Proxy Statements”, or at www.investorvote.com/AEHR.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below:

Internet - Go to www.investorvote.com/AEHR.

Phone - Call us free of charge at 1-866-641-4276.

Email - Send an email to investorvote@computershare.com with “Proxy Materials Aehr Test Systems” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side of the Notice, that you will receive in mail, and state that you want a paper copy of the meeting materials.

If you request an email copy, you will receive an email with a link to the current meeting materials. You must use the number in the shaded bar on the reverse side of the Notice, that you will receive in mail, when requesting a copy of the proxy.

How to Vote

You can vote your shares via the Internet by following the instructions in the Notice. The Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm your voting instructions have been properly recorded. If you vote via the Internet, you do not need to complete and mail a proxy card. We encourage you to vote your shares via the Internet even if you plan to attend the Annual Meeting.

You may be able to vote by telephone. If so, instructions are included with the Notice. If you vote by telephone, you do not need to complete and mail a proxy card.

You can vote your shares by mail by requesting a printed copy of the proxy materials sent to your address. When you receive the proxy materials, you may fill out the proxy card enclosed and return it per the instructions on the card. If you request a printed copy of the proxy materials, we encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting.

If your shares are held in “street name” through a bank, broker or other nominee, you may vote through your bank, broker or other nominee by completing and returning the voting instruction form provided by your bank, broker or other nominee.

You may also attend the Annual Meeting and vote in person by ballot if you have a “legal proxy” from your bank, broker or other nominee giving you the right to vote your shares at the Annual Meeting.

Voting results of the Annual Meeting

The Company will announce the preliminary voting results at the Annual Meeting. The Company will also disclose voting results on a Form 8-K it will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting, which Form 8-K will also be available on the Company’s investor relations website.

How can Shareholders Contact the Company’s Transfer Agent

You can contact our transfer agent by either writing via U.S. mail to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or via courier service to Computershare, 150 Royall St., Canton, MA 02021, or by telephoning 1-800-962-4284 (US, Canada, Puerto Rico), 1-781-575-3100 (non-US) or via email at web.queries@computershare.com, shareholder website is www.computershare.com/investor.

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Additional Matters Presented at Annual Meeting

Other than the items of business we describe in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Gayn Erickson and Chris Siu, our President and Chief Executive Officer and Executive Vice President of Finance, Chief Financial Officer and secretary, respectively, or either of them or their substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as the Board may nominate.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected to hold office until the next Annual Meeting or until their successors are elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the six nominees named below. Each nominee has consented to be named a nominee in this Proxy Statement and to continue to serve as a director, if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees listed below as possible (or, if new nominees have been designated by the Board, in such a manner as to elect such nominees) and the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he or she is or was to be selected as a director or officer of the Company.

The names of the nominees, ages as of May 31, 2023, and certain information about them as of the Record Date are set forth below:

Name of Nominee	Age	Position	Director Since
Rhea J. Posedel (3)	80	Chairman	1977
Gayn Erickson	58	President and Chief Executive Officer	2012
Fariba Danesh (2)	65	Director	2021
Laura Oliphant (1)(2)(3)	60	Director	2019
Geoffrey G. Scott (1)(3)	74	Director	2020
Howard T. Slayen (1)(2)	76	Director	2008

_____________________________

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Corporate Governance and Nominating Committee

RHEA J. POSEDEL is a founder of the Company and has served as the Chairman of the Board since the Company’s inception in 1977. He also served as Executive Chairman of the Company from January 2012 to March 2013. Mr. Posedel served as Chief Executive Officer of the Company since the Company’s inception in 1977 until January 2012. From the Company’s inception through May 2000, Mr. Posedel also served as President of the Company. Prior to founding the Company, Mr. Posedel held various project engineering and engineering managerial positions at Lockheed Martin Corporation, Ampex Corporation, and Cohu, Inc. Mr. Posedel received a B.S. in Electrical Engineering from the University of California, Berkeley, an M.S. in Electrical Engineering from San Jose State University and an M.B.A. from Golden Gate University.

Mr. Posedel brings to the Board senior leadership experience, industry and technical expertise, and a deep knowledge of the Company’s operations, strategy and vision.

GAYN ERICKSON has served as President, Chief Executive Officer and a member of the Board since January 2012. Prior to joining the Company, Mr. Erickson served as corporate officer, Senior Vice President and General Manager of Verigy Ltd.’s memory test business from February 2006 until October 2011. Prior to that, he was Vice President of Marketing and Sales for Agilent Technologies' Semiconductor Memory Test products. He has over 35 years of executive and general management, operations, marketing, sales and R&D program management experience, dating back to the late 1980s when he began his career in semiconductor test with Hewlett-Packard's Automated Test Group. Mr. Erickson received a B.S. in Electrical Engineering from Arizona State University.

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Mr. Erickson brings to the Board senior leadership experience, semiconductor test industry and technical expertise, and strategic business development experience.

FARIBA DANESH has been a director of the Company since May 2021. Ms. Danesh is currently Chief Operating Officer at PsiQuantum, a quantum computing startup based in Palo Alto, California that is using silicon photonics to build the world’s first useful quantum computer, applying existing semiconductor and photonics manufacturing processes. Prior to joining PsiQuantum in January 2021, Ms. Danesh served for nine years as Chief Executive Officer of Glo AB, a venture-funded photonics/compound semiconductor company that designs and develops microLEDs chips and panels suitable for high brightness display applications. Prior to that, she was SVP, General Manager Fiber Optics Products Division of Avago Technologies (now Broadcom) for three years, where she had complete P&L responsibility for a $400 million annual revenue photonics business. Prior to Avago, Ms. Danesh held executive positions as EVP of global operations at Maxtor Corp, COO of Finisar, and CEO of Genoa Corp. Ms. Danesh received a BS in Biochemistry from Santa Clara University.

As a technology industry veteran, with 30 years of executive-level technology and operating leadership in multiple enterprise and consumer hardware markets, with special emphasis on semiconductor, photonics, telecommunications, and data storage, Ms. Danesh brings to the Board extensive knowledge, experience, and contacts in the compound semiconductor and optical semiconductor spaces.

LAURA OLIPHANT has been a director of the Company since July 2019. From 2016 to 2018, she was the Chief Executive Officer of Translarity, a venture funded probe card company. From 2001 to 2016, she served as an Investment Director at Intel Capital, Intel’s venture capital organization, where she made and managed investments in the semiconductor capital equipment and materials area and received Intel’s highest award for the strategic impact of her contributions. Prior to 2001, Laura was a Process Engineer and a Supply Chain Manager in Intel’s Technology and Manufacturing Group. Dr. Oliphant is National Association of Corporate Directors (NACD), Directorship Certified® and was named to the 2022 NACD Directorship 100 for her strategic impact in the boardroom. She received a BE in Chemical Engineering from Manhattan College in Riverdale, New York, and PhD in Chemical Engineering from the University of California, Berkeley.

As a Process Engineer and an Investment Director of the venture capital arm of one of the world’s largest semiconductor companies, Dr. Oliphant brings to the Board a broad range of experience in the semiconductor equipment space and a strong background in business development and financing and investment activities.

GEOFFREY G. SCOTT has been a director of the Company since September 2020. Since his retirement from Scott Asset Management in 2017, Mr. Scott has been a private investor. From 1995 to 2017, he was President of Scott Asset Management, an investment group focused on industry leading small cap companies. From 1991 to 1995, he served as Vice President of Merrill Lynch in the Capital Markets Group. From 1973 to 1990, he was employed by Chase Manhattan Bank in the Corporate Banking Group. He received a B.A. from Dartmouth College.

With past board experience with emerging, fast growth companies, Mr. Scott brings to the Board extensive experience both in corporate finance and as a long-term investor.

HOWARD T. SLAYEN has been a director of the Company since 2008. Since June 2001, Mr. Slayen has been providing independent financial consulting services to various organizations and clients. From October 1999 to May 2001, Mr. Slayen served as Executive Vice President and Chief Financial Officer of Quaartz Inc., a web-hosted communications company. From 1971 to September 1999, Mr. Slayen held various positions with PricewaterhouseCoopers/Coopers & Lybrand, including his last position as a Corporate Finance Partner. Mr. Slayen currently serves as a director or committee member for several non-profit organizations. Mr. Slayen received a B.A. from Claremont McKenna College and a J.D. from the University of California, Berkeley School of Law.

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As the former Vice President and Chief Financial Officer of a high-tech company, former Corporate Finance Partner for a large international accounting firm, and former chair of the audit committee of two other public technology companies, Mr. Slayen brings to the Board senior leadership experience, expertise in accounting and financial reporting, financing and investing activities, and internal control and compliance. Mr. Slayen also brings to the Board a strong background in advising high-tech companies through his prior public company board experience.

Vote Required and Recommendation of the Board

The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting shall be elected as directors.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

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Director Compensation

Gayn Erickson, an inside director of the Company who served as the Company’s President and Chief Executive Officer during fiscal year 2023, did not receive any compensation for his services as member of the Board.  An inside director is a director who is a regular employee of the Company, whereas an outside director is not an employee of the Company, and only our outside directors received compensation for their services as a director in fiscal year 2023.  Rhea Posedel’s compensation as a Chairman of the Board was $70,000 paid in quarterly installments, and he was also eligible to participate in some of the Company’s benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance.  Each other outside director received (1) an annual retainer of $40,000 paid in quarterly installments (2) $2,500 for each regular board meeting such member attended, and (3) $1,500 for each special telephonic board meeting such member attended.  Committee members attending a committee meeting not held in conjunction with a regular board meeting received the following amounts: Audit Committee chair - $2,500; Audit Committee member - $2,000; Compensation Committee chair - $2,500; other compensation committee members - $2,000; Corporate Governance and Nominating Committee chair - $2,500; and other Corporate Governance and Nominating committee members - $2,000.  The Board and its committees may elect to waive Board fees or receive restricted stock units (“RSUs”), or stock options in lieu of cash Board fees. Outside directors are also reimbursed for certain expenses incurred in attending board and committee meetings.

Directors are also eligible to receive equity awards. There were no options granted to our outside directors during fiscal year 2023.  On July 14, 2022, outside directors Fariba Danesh, Laura Oliphant, Rhea Posedel, Mario Rosati, Geoffrey Scott and Howard Slayen were each granted an award of 5,000 RSUs which vested on October 18, 2022, and another award of 5,000 RSUs, each of which vested at the end of fiscal year 2023 upon the achievement of certain revenue goals in fiscal year 2023. On October 18, 2022, outside directors Fariba Danesh, Laura Oliphant, Mario Rosati, Geoffrey Scott and Howard Slayen were each granted an award of 2,162 RSUs, and Rhea Posedel was granted an award of 3,243 RSUs, each of which vests as to 25% of the total RSUs every three months after the grant date, subject to continued service.

The following table sets forth the compensation paid by the Company during the fiscal year ended May 31, 2023 to the Company’s outside directors:

Director Compensation

		Fees Earned	Option	Stock	Non-equity Incentive Plan	All Other		Total
		or Paid in	Awards	Awards	Compensation	Compensation		Compensation
Name	Fiscal Year	Cash ($)	($) (1)	($) (2)	($)	($)		($)

Fariba Danesh	2023	54,500	--	120,000	--	--		174,500
Laura Oliphant	2023	62,000	--	120,000	--	--		182,000
Rhea J. Posedel	2023	78,500	--	140,000	--	20,558	(3)	239,058
Mario M. Rosati (4)	2023	40,000	--	50,009	--	--		90,009
Geoffrey G. Scott	2023	60,750	--	120,000	--	--		180,750
Howard T. Slayen	2023	60,750	--	120,000	--	--		180,750

_____________________________

(1)

At the end of fiscal year 2023, the aggregate number of option awards outstanding for each director was as follows: 15,000 held by Fariba Danesh; 10,000 held by Laura Oliphant; 89,956 held by Rhea Posedel; 25,000 held by Geoffrey Scott and 60,871 held by Howard Slayen.

(2)

The amounts reported represent the aggregate grant date fair value of RSU awards granted in the fiscal year, as determined pursuant to ASC 718. The assumptions used to calculate the value of awards are set forth in Note 13 of the Notes to the Consolidated Financial Statements included in Aehr's Annual report on Form 10-K for fiscal 2023 filed with the SEC on August 28, 2023. At the end of fiscal year 2023, Fariba Danesh, Laura Oliphant, Geoffrey Scott and Howard Slayen each held 539 RSUs, and Rhea Posedel held 810 RSUs.

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(3)	Includes health and life insurance premiums and medical costs paid by the Company in the amount of $20,558.

(4)	Mr. Rosati resigned from the Board on January 24, 2023.

On July 11, 2023, the Board approved changes to compensation arrangements with non-employee directors. The Board eliminated per meeting fees for all the directors. Upon re-election to the Board, the Company’s Chairman will receive an annual cash compensation of $87,500 and an annual grant of RSUs totaling $160,000 vesting over two years from the date of grant. The Audit Committee Chair and the Compensation Committee Chair will each receive an annual cash compensation of $72,500 and an annual grant of RSUs totaling $140,000 vesting over two years from the date of grant. The other directors of the Board will receive an annual cash compensation of $65,000 and an annual grant of RSUs totaling $140,000 vesting over two years from the date of grant. The number of RSUs will be calculated based upon the stock price at each grant date.

Board Matters and Corporate Governance

Board Meetings and Committees

The Board held a total of four meetings during the fiscal year ended May 31, 2023. No incumbent director during his or her period of service in such fiscal year attended fewer than 75% of the aggregate number of all meetings of the Board and the committees of the Board upon which such director served.

The Board has three committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee.

On January 24, 2023, Mario Rosati resigned from the Board and Rhea Posedel was appointed to the Corporate Governance and Nominating Committee, replacing Mario Rosati in this position.

The Audit Committee currently consists of directors Oliphant, Scott and Slayen, each of whom is an independent member of the Board, as defined by the NASDAQ Capital Market (“Nasdaq”), director independence standards, as well as applicable SEC rules, as currently in effect. The Audit Committee Chair is Howard Slayen. The Audit Committee held four meetings during the fiscal year 2023. More information regarding the functions performed by the Committee is set forth in the section entitled “Report of the Audit Committee.” The Audit Committee is governed by a written charter approved by the Board. A copy of the Audit Committee charter is available on the Company’s website at www.aehr.com under the heading “Investor Relations” and the subheading “Corporate Governance.” The Board has determined that Mr. Slayen is an audit committee financial expert as defined by the rules of the SEC.

The Compensation Committee of the Board currently consists of directors Danesh, Oliphant and Slayen, each of whom is an independent member of the Board, as defined by the Nasdaq director independence standards, as well as applicable SEC rules, as currently in effect. The Compensation Committee Chair is Laura Oliphant. The Compensation Committee held three meetings during the fiscal year 2023. The Compensation Committee reviews and advises the Board regarding all forms of compensation to be provided to the officers, employees, directors and consultants of the Company. The Compensation Committee is governed by a written charter approved by the Board. The Company maintains a copy of the Compensation Committee charter on its website at www.aehr.com under the heading “Investor Relations” and the subheading “Corporate Governance.” More information regarding the Compensation Committee’s processes and procedures can be found herein in the section entitled “Executive Compensation.”

The Corporate Governance and Nominating Committee of the Board currently consists of directors Oliphant, Posedel and Scott, each of whom is an independent member of the Board, as defined by the Nasdaq director independence standards, as well as applicable SEC rules, as currently in effect. The Corporate Governance and Nominating Committee Chair is Rhea Posedel. The Corporate Governance and Nominating Committee reviews and makes recommendations to the Board regarding matters concerning corporate governance; reviews the composition and evaluates the performance of the Board; selects, or recommends for the selection of the Board director nominees; evaluates director compensation; reviews the composition of committees of the Board and recommends persons to be members of such committee; and reviews conflicts of interest of members of the Board and corporate officers. The Corporate Governance and Nominating Committee is governed by a written charter approved by the Board. The Corporate Governance and Nominating Committee of the Board held one meeting during the fiscal year ended May 31, 2023. The Company maintains a copy of the Corporate Governance and Nominating Committee charter on its website at www.aehr.com under the heading “Investor Relations” and the subheading “Corporate Governance.”

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Shareholder Recommendations

The policy of the Board is to consider properly submitted shareholder recommendations for candidates for membership on the Board as described below under “Identifying and Evaluating Nominees for Directors.” In evaluating such recommendations, the Board seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth under “Director Qualifications” below. Any shareholder recommendations proposed for consideration by the Board should include the candidate’s name and qualifications for Board membership and should be addressed to:

Aehr Test Systems

400 Kato Terrace

Fremont, CA 94539

Attn: Secretary

Director Qualifications

Members of the Board should have the highest professional and personal ethics and values, consistent with the Company’s Code of Conduct and Ethics adopted by the Board. They should have broad experience at the policy-making level in business. Members should be committed to enhancing shareholder value and should be able to devote sufficient time and resources to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other public company boards should be limited to a number that permits them, given their individual circumstances, to responsibly perform all of their duties as a director of the Company. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors

The Board utilizes a variety of methods for identifying and evaluating nominees for director. The Board periodically assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board considers various potential candidates for director. Candidates may come to the attention of the Board through current Board members, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Board and may be considered at any point during the year. As described above, the Board considers properly submitted shareholder recommendations for candidates for the Board. Following verification of the shareholder status of persons proposing candidates, any recommendations are aggregated and considered by the Board at a regularly scheduled meeting prior to the issuance of the proxy statement for the Company’s annual meeting. If any materials are provided by a shareholder in connection with the recommendation of a director candidate, such materials are forwarded to the Board. The Board may also review materials provided by professional search firms or other parties in connection with a candidate who is not recommended by a shareholder. In evaluating such recommendations, the Board seeks to achieve a balance of knowledge, experience and capability on the Board.

The Company seeks board members whose background, skills and experience will best assist the Company in the oversight of its business and operations. This includes understanding of and experience in manufacturing, technology, finance, and legal and regulatory compliance. Senior leadership experience and public company board experience are two of the key qualities evaluated when considering nominees for the Company’s Board. A goal of the nomination process is for the Board to be comprised of directors with a diverse set of skills and experience to provide oversight and advice concerning the Company’s current business and growth strategies.

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The Board has determined that at May 31, 2023 each of its current directors, except for Gayn Erickson, the Company’s President and Chief Executive Officer, is independent within the meaning of the Nasdaq director independence standards, as well as applicable SEC rules, as currently in effect.

Annual Meeting Attendance

Although the Company does not have a formal policy regarding attendance by members of the Board at the Company’s annual meetings of shareholders, directors are encouraged to attend annual meetings of the Company’s shareholders.

Code of Conduct and Ethics

The Board has adopted a Code of Conduct and Ethics for all directors, officers and employees of the Company, which includes the Chief Executive Officer, Chief Financial Officer and any other principal accounting officer. The Code of Conduct and Ethics may be found on the Company’s website at www.aehr.com under the heading “Investor Relations” and the subheading “Corporate Governance.” The Company will disclose any amendment to the Code of Conduct and Ethics or waiver of a provision of the Code of Conduct and Ethics, including the name of the officer to whom the waiver was granted, on the Company’s website at www.aehr.com under the heading “Investor Relations” and the subheading “Corporate Governance.”

Board Leadership Structure and Role in Risk Oversight

The Board maintains a structure that currently separates the positions of Chairman of the Board and Chief Executive Officer with Rhea J. Posedel currently serving in the position of Chairman of the Board and Gayn Erickson currently serving in the position of President and Chief Executive Officer of the Company, and with an Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee for oversight of specific areas of responsibility. The Company believes that this structure is appropriate and allows for efficient and effective oversight, given the Company’s relatively small size (both in terms of number of employees and in scope of operational activities directly conducted by the Company) and its corporate strategy. The Board does not have a lead independent director nor does the Board have a specific role in risk oversight of the Company. The Chairman of the Board, President and Chief Executive Officer, the Committees of the Board and, as needed, other executive officers and employees of the Company provide the Board with information regarding the Company’s risks. The Board, or the Committee with special responsibility for oversight of the area implicated by the highlighted risks, then uses this information to perform its oversight role and inform its decision making with respect to such areas of risk.

Board Diversity

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Our Board satisfies the diversity objectives of Nasdaq Rule 5605(f)(2) for Smaller Reporting Companies by having at least two directors who identify as female (as defined by Nasdaq Rules). As we pursue future Board recruitment efforts, our Nominating Committee will continue to seek candidates who can contribute to the diversity of views and perspectives of the Board. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.

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Board Diversity Matrix (As of September 1, 2023)
Board Size:
Total Number of Directors	6
	Female	Male	Non-Binary	Did not Disclose Gender
Gender:
Directors	2	4	0	0
Number of Directors who identify in Any of the Categories Below:
Alaskan Native or Native American	0	1	0	0
White	2	4	0	0
Two or More Races or Ethnicities	0	1	0	0

Communications with the Board

The Company does not have a formal policy regarding shareholder communication with the Board. However, shareholders may communicate with the Board by submitting a letter to the attention of the Chairman of the Board, c/o Aehr Test Systems, 400 Kato Terrace, Fremont, CA 94539. Communication received in writing will be collected, organized and processed by the Chairman of the Board who will distribute the communications to the members of the Board, as appropriate, depending on the facts and circumstances outlined in the communication received.

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PROPOSAL 2

APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN

On September 1, 2023, the Board adopted, subject to shareholder approval, the Aehr Test Systems 2023 Equity Incentive Plan (the “2023 Plan”). The 2023 Plan is intended to replace our 2016 Equity Incentive Plan (the “2016 Plan”).

As of the Record Date, there were 94,872 shares remaining available for issuance for future awards under the 2016 Plan. If shareholders do not approve the 2023 Plan, we expect there will be an insufficient number of shares available to make equity-based compensation awards in the future, which would negatively impact our ability to deliver competitive levels of compensation and effectively align employee and shareholder interests. Accordingly, we are proposing the 2023 Plan to ensure that the Company has a sufficient reserve of shares available to attract, retain and motivate selected employees, consultants and directors essential to the Company’s long-term growth and success.

Upon shareholder approval of the 2023 Plan, the 2023 Plan will become effective and will supersede and replace in its entirety the 2016 Plan, and no further awards will be granted under the 2016 Plan; however, the terms and conditions of the 2016 Plan will continue to govern any outstanding awards granted thereunder. If the 2023 Plan is not approved by our shareholders, it will not become effective, and we may continue to grant awards under the 2016 Plan using the remaining shares available for issuance thereunder.

The Board approved a share reserve under the 2023 Plan equal to 1,500,000 shares of our common stock. In addition, as described below, if an award under the 2023 Plan or, after the effective date of the 2023 Plan, the 2016 Plan expires, lapses or is terminated, is converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged or settled for cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case, in a manner that results in us acquiring the underlying shares at a price not greater than the price paid by the participant for such shares or not issuing the underlying shares, such unused shares subject to the award at such time will be available for future grants under the 2023 Plan. Additionally, shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award of RSUs or restricted stock under the 2023 Plan or, after the effective date of the 2023 Plan, the 2016 Plan will become or again be available for awards under the 2023 Plan.

In designing the 2023 Plan, we sought to implement current compensation and governance best practices to ensure the 2023 Plan furthers our compensation plan objectives and supports long-term shareholder interests.

Key Features of the 2023 Plan

•	No liberal share counting for stock options and stock appreciation rights. The 2023 Plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of a stock option or to satisfy tax withholding requirements for a stock option or stock appreciation right (“SAR”).
•	No repricing of awards without shareholder approval. Under the 2023 Plan, awards may not be repriced without shareholder approval if the effect would be to reduce the exercise price for the shares underlying the award.
•	No evergreen feature; shareholder approval required for share reserve increases. The 2023 Plan does not provide for an annual increase in the share reserve, and the 2023 Plan may not be amended to increase the share reserve without shareholder approval.
•	No payment of dividends on unvested awards. Under the 2023 Plan, no dividends or dividend equivalents in respect of shares underlying an unvested award may be paid until the award vests.
•	All awards are subject to clawback. All awards granted under the 2023 Plan are subject to our clawback policy.

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Background on Share Request

We expect the share authorization under the 2023 Plan to provide us with enough shares for awards for at least the next five years, assuming we continue to grant awards consistent with our current practices and historical usage. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the 2023 Plan could last for a shorter or longer period of time than we have anticipated.

If shareholders do not approve the 2023 Plan, we will be unable to continue granting equity awards as needed, which could prevent us from successfully attracting and retaining the highly skilled talent we need.

In light of the factors described above, and that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the 2023 Plan is reasonable and appropriate at this time.

Key Equity Metrics

On the Record Date, the Company had an aggregate of 28,762,496 shares of common stock outstanding. and a total of approximately 94,872 shares of common stock reserved for issuance and available for future grants under the 2016 Plan. As of the Record Date, there were approximately 791,309 options with a weighted average exercise price of $4.25 and 231,137 RSUs outstanding under the 2016 Plan.

The following table provides information regarding the grant of equity awards over the past three completed fiscal years and which we considered in setting the number of shares available for issuance under the 2023 Plan:

Fiscal Year	Options Granted	RSUs Granted	Total Granted(1)	Weighted Average # of Shares	Burn Rate(2)
2021	296,711	339,639	636,350	23,457,027	2.71%
2022	303,000	522,322	825,322	26,013,683	3.17%
2023	110,185	309,030	419,215	27,784,738	1.51%
Average Three-Year Burn Rate (2021-2023)					2.46%

________________

(1)

Total number of shares granted in a particular fiscal year includes all options and RSUs granted during such fiscal year, except that for any performance-based RSUs the numbers reflect RSUs earned as of the applicable achievement date.

(2)

The “Burn Rate” measures how quickly we use shares and is calculated by dividing (a) the number of shares subject to equity awards granted during the applicable fiscal year by (b) the weighted average number of shares of our common stock outstanding during the applicable fiscal year.

Summary of 2023 Plan

A summary of the principal provisions of the 2023 Plan is set forth below. The summary is qualified by reference to the full text of the 2023 Plan, which is attached as Appendix A to this Proxy Statement.

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Administration

The Compensation Committee (or, with respect to awards to non-employee directors, our Board) (together, the “administrator”) is charged with the general administration of the 2023 Plan. The 2023 Plan provides that, subject to certain limitations, our Board and the Compensation Committee may from time to time delegate its authority to grant awards to a committee consisting of one or more members of our Board or the Compensation Committee or one or more of our officers. Subject to the terms and conditions of the 2023 Plan, the administrator will have the authority to select the persons to whom awards are to be made; to determine the type of awards to be granted, the number of shares to be subject to awards and the terms and conditions of awards; to determine when awards can be settled in cash, shares, or other property or whether an award may be cancelled, forfeited or surrendered; to accelerate vesting or lapse restrictions; and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2023 Plan. The administrator will also be authorized to adopt, amend or repeal rules relating to the administration of the 2023 Plan.

Eligibility

Persons eligible to participate in the 2023 Plan include all members of the Board (currently comprised of five non-employee directors), approximately 94 employees of the Company and its subsidiaries, in each case, as determined by the administrator of the 2023 Plan. Only employees may be granted incentive stock options (“ISOs”) under the 2023 Plan.

Shares Available and Limitations on Awards

If our shareholders approve the 2023 Plan, the number of shares available for issuance under the 2023 Plan will be equal to 1,500,000 shares of our common stock. The maximum number of shares that may be issued under the 2023 Plan upon the exercise of ISOs is 1,500,000.

In addition, if all or any part of an award under the 2023 Plan or, after the effective date of the 2023 Plan, the 2016 Plan expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged or settled for cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case, in a manner that results in us acquiring the underlying shares at a price not greater than the price paid by the participant for such shares or not issuing the underlying shares, such unused shares subject to the award at such time will be available for future grants under the 2023 Plan. Additionally, shares tendered by a participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award of RSUs or restricted stock under the 2023 Plan or, after the effective date of the 2023 Plan, the 2016 Plan shall become or again be available for awards under the 2023 Plan. Additionally, the following items will not be counted against the shares available for issuance under the 2023 Plan: (i) the payment of dividend equivalents in cash in conjunction with any outstanding awards; (ii) any awards that are settled in cash rather than by the issuance of shares; and (iii) shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us or any of our subsidiaries, except shares acquired upon the exercise of ISOs will count against the maximum number of shares that may be issued under the 2023 Plan pursuant to the exercise of ISOs.

The following types of shares will not be added back to the shares available for issuance under the 2023 Plan: (i) shares tendered by a participant or withheld by us in payment of the exercise price of an option; (ii) shares tendered by a participant or withheld to satisfy any tax withholding obligation with respect to an option or SAR; (iii) shares subject to a SAR that are not issued in connection with the stock settlement of the SAR on exercise; and (iv) shares purchased on the open market with the cash proceeds from the exercise of options.

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Under the 2023 Plan, the sum of any cash or other compensation and the grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718) of all awards under the 2023 Plan that may be granted to a non-employee director as compensation for services as a non-employee director during any fiscal year may not exceed $750,000. However, the administrator may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the administrator may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

As of the Record Date, the closing price of a share of our common stock on Nasdaq was $51.64.

Awards

The 2023 Plan provides that the administrator may grant or issue stock options (both nonqualified stock options (“NSOs”) and ISOs), SARs, restricted stock, RSUs, performance bonus awards, performance stock units, and dividend equivalents or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

•	Nonqualified Stock Options will provide for the right to purchase shares of our common stock at a specified price which may not be less than fair market value on the date of grant, and usually will become exercisable (at the discretion of the administrator) in one or more installments after the grant date, subject to the participant’s continued employment or service with us and/or subject to the satisfaction of corporate performance targets and individual performance targets established by the administrator. NSOs may be granted for any term specified by the administrator that does not exceed ten years.

•	Incentive Stock Options will be designed in a manner intended to comply with the provisions of Section 422 of the Code and will be subject to specified restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price of not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, and must not be exercisable after a period of ten years measured from the date of grant. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2023 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant and the ISO must not be exercisable after a period of five years measured from the date of grant.

•	Restricted Stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator. Restricted stock typically may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions on vesting are not met. In general, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will have the right to receive dividends, if any, prior to the time when the restrictions lapse, however, dividends will not be paid until the restrictions are removed and the vesting conditions are met.

•	Restricted Stock Units may be awarded to any eligible individual, typically without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance criteria established by the administrator. Like restricted stock, RSUs may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, stock underlying RSUs will not be issued until the RSUs have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

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•	Stock Appreciation Rights may be granted in connection with stock options or other awards, or separately. SARs granted in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common stock over a set exercise price. The exercise price of any SAR granted under the 2023 Plan must be at least 100% of the fair market value of a share of our common stock on the date of grant. SARs under the 2023 Plan will be settled in cash or shares of our common stock, or in a combination of both, at the election of the administrator.

•	Performance Bonus Awards and Performance Stock Units are denominated in cash or share/unit equivalents, respectively, and may be linked to one or more performance or other criteria as determined by the administrator.

•	Dividend Equivalents represent the right to receive the equivalent value of dividends paid on shares of our common stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are converted to cash or shares by such formula and such time as determined by the administrator. In addition, dividend equivalents with respect to an award subject to vesting will either (i) to the extent permitted by applicable law, not be paid or credited or (ii) be accumulated and subject to vesting to the same extent as the related award.

Any award may be granted as a performance award, meaning that the award will be subject to vesting and/or payment based on the attainment of specified performance goals.

Prohibition on Repricing

Except in connection with a corporate transaction involving the Company, the terms of outstanding awards may not be amended without the approval of our shareholders to (i) reduce the exercise price per share of outstanding options or SARs or (ii) cancel outstanding options or SARs in exchange for cash or other awards when the exercise price of such option or SAR exceeds the fair market value of the underlying shares.

Awards Subject to Clawback

All awards (including any proceeds, gains or other economic benefit actually or constructively received by a participant) granted under the 2023 Plan will be subject to our clawback policy.

Adjustment Upon Certain Events

The administrator has broad discretion to take action under the 2023 Plan, as well as to make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations, change in control events, and other corporate transactions. Notwithstanding the foregoing, in the event of a change in control, the administrator may take any action with respect to outstanding awards as it deems appropriate. In addition, in the event of certain non-reciprocal transactions with our shareholders known as “equity restructurings,” the administrator will make equitable adjustments to the 2023 Plan and outstanding awards.

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If the successor corporation in a change in control does not assume or substitute for an award under the 2023 Plan with substantially equivalent terms, the award will fully vest and the holder will have the right to exercise all of his or her outstanding options and SARs, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an option or SAR is not assumed or substituted in the event of a change in control, the administrator will notify the participant that the option or SAR will be exercisable for a period of time determined by the administrator in its sole discretion, and the option or SAR will terminate upon the expiration of such period.

With respect to awards under the 2023 Plan granted to a non-employee director, in the event of a change in control, the director will fully vest in and have the right to exercise options and/or SARs as to all of the shares underlying such award, all restrictions on restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

Foreign Participants, Transferability, and Participant Payments

The administrator may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures to address differences in laws, rules, regulations or customs of such foreign jurisdictions. Except as the administrator may determine or provide in an award agreement, awards under the 2023 Plan are generally non-transferrable, except by will or the laws of descent and distribution, or, subject to the administrator’s consent, pursuant to a domestic relations order, and are generally exercisable only by the participant. With regard to tax withholding obligations arising in connection with awards under the 2023 Plan, and exercise price obligations arising in connection with the exercise of stock options under the 2023 Plan, the administrator may, in its discretion, accept cash, wire transfer or check, shares of our common stock that meet specified conditions, a promissory note, a “market sell order,” such other consideration as the administrator deems suitable, or any combination of the foregoing.

Plan Amendment and Termination

The administrator may amend, suspend, or terminate the 2023 Plan at any time. However, we must generally obtain shareholder approval to the extent required by applicable law, rule or regulation (including any applicable stock exchange rule), and generally no amendment may materially and adversely affect any outstanding award without the affected participant’s consent.

No ISOs may be granted pursuant to the 2023 Plan after the tenth anniversary of the date the Board approved the 2023 Plan. Any award that is outstanding on the termination date of the 2023 Plan will remain in force according to the terms of the 2023 Plan and the applicable award agreement.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the 2023 Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

•

Nonqualified Stock Options. If a participant is granted an NSO under the 2023 Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

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•	Incentive Stock Options. A participant should not recognize taxable income upon grant or exercise of an ISO. However, the excess of the fair market value of the shares of our common stock received upon exercise over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the fair market value of the shares at the time of exercise over the exercise price (or if less, the amount realized in the disposition over the exercise price), with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.

•	Other Awards. The current federal income tax consequences of other awards authorized under the 2023 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant through an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), in which case ordinary income is recognized on the date of grant in an amount equal to the excess of the fair market value of the shares on the date of grant over the price paid, if any); restricted stock units, dividend equivalents and other stock or cash based awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

•	Limitation on the Employer’s Compensation Deduction. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to such an officer for the year exceeds $1 million.

•	Section 409A of the Code. Certain types of awards under the 2023 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2023 Plan and awards granted under the 2023 Plan are generally intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code.

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New Plan Benefits

Other than with respect to (1) awards to certain of our employees that are contingent upon shareholder approval of the 2023 Plan, and (2) annual grants of RSUs to our non-employee directors (each reflected in the table below), all future awards under the 2023 Plan (assuming it is approved by shareholders) are subject to the discretion of the administrator and are not currently determinable, and therefore it is not possible to determine the benefits that will be received in the future by other participants in the 2023 Plan.

Name and Position	Dollar Value ($)		Number of Shares (#)(1)
Named Executive Officers
Gayn Erickson, President and Chief Executive Officer	1,543,984	(2)	29,899
Kenneth B. Spink, Former Vice President of Finance and Chief Financial Officer	--		--
Vernon Rogers, Executive Vice President of Sales and Marketing	318,980	(2)	6,177
All current executive officers as a group	2,876,968	(2)	55,712
All current directors who are not executive officers as a group	720,000	(3)		(4)
All employees who are not executive officers as a group	1,240,858	(2)	24,029

______________________

(1)	For any performance-based RSU awards, the number of shares listed in the table assumes target achievement levels.
(2)	Equals the number of shares subject to the award multiplied by $51.64, the closing trading price of our common stock on the Record Date.
(3)

Each non-employee director then-serving on our Board will be awarded RSUs on the date of our Annual Meeting, with a value on the date of grant of $140,000 (or, for the Chairman of the Board, $160,000).

(4)

The aggregate number of RSUs to be granted to non-employee directors is not included in the table above because the number of RSUs will depend on the per share closing price of our common stock on the date of grant.

Vote Required and Recommendation of the Board

To be approved, this proposal must receive a “For” vote from the holders of a majority of the shares of our common stock which are present or represented by proxy and entitled to vote on the proposal. Abstentions will have the same effect as an “Against” vote for purposes of determining whether this matter has been approved. Broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE

APPROVAL OF THE 2023 EQUITY INCENTIVE PLAN.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of the Company has selected BPM LLP, as the Company’s independent registered public accounting firm, to audit the consolidated financial statements of the Company for the fiscal year ending May 31, 2024, and the Board recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year.

Representatives of BPM LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed or to be billed by BPM LLP for the fiscal years ended May 31, 2023 and 2022:

DESCRIPTION OF SERVICES

	2023	2022
Audit Fees	$299,551	$250,545
All Other Fees	69,176	58,887
Total Fees	$368,727	$309,432

Audit Fees. Aggregate fees billed or to be billed for professional services rendered for the audits of the Company’s fiscal 2023 and fiscal 2022 annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company’s quarterly reports during such periods.

All Other Fees. Aggregate fees billed or to be billed for professional services rendered for review of the Company’s Registration Statements on Form S-8 and Form S-3.

The Audit Committee pre-approves all audit and other permitted non-audit services provided by the Company’ independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is subject to a budget.  The Audit Committee may also pre-approve particular services on a case-by-case basis.  The Audit Committee has delegated the authority to grant pre-approvals to the Committee Chair, when the full Audit Committee is unable to do so.  These pre-approvals are reviewed by the full Audit Committee at its next regular meeting.  In fiscal 2023, all audit and non-audit services were pre-approved in accordance with the Company’s policy.

Vote Required and Recommendation of the Board

The ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2024 requires the affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote. If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” this proposal. Broker non-votes, if any, will have no impact on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BPM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2024.

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PROPOSAL 4

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with the Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, and the related rules enacted by the SEC, the Company is submitting an advisory “say-on-pay” resolution for shareholder consideration. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

As described in the Executive Compensation section of this Proxy Statement, the Company believes that its executive compensation program is designed to support the Company’s long-term success by achieving the following objectives:

1.	reward executive officers for performance and link executive compensation to the creation of shareholder value through the use of performance and equity-based compensation;

2.	attract, retain and motivate highly qualified executive officers by compensating them at a level that is competitive with other companies in similar industries;

3.	share the risks and rewards of the Company’s business with the Company’s executive officers; and

4.	maximize long-term shareholder returns by utilizing compensation funds in a cost-effective manner.

The Company urges shareholders to read the section of this Proxy Statement captioned “Executive Compensation,” as well as the “Summary Compensation Table” and the related compensation tables and narrative that follow it. This information provides detailed information regarding the Company’s executive compensation program, policy and processes, as well as the compensation of named executive officers. The program balances medium-term and long-term compensation elements to achieve the defined objectives and link executive compensation with shareholder value.

This vote is advisory and, therefore, will not be binding upon the Company, the Compensation Committee or the Board. Although this resolution is non-binding, the Compensation Committee and the Board value the opinions that shareholders express in their vote and will review and consider the outcome of the vote when making future executive compensation decisions.

The Board unanimously recommends that shareholders vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders of Aehr Test Systems, or the Company, approve, on an advisory basis, the compensation of the Company’s named executive officers described in the Executive Compensation section, the Summary Compensation Table, and the related compensation tables and narrative in the Proxy Statement for the Company’s 2023 Annual Meeting of Shareholders.”

Vote Required and Recommendation of the Board

The advisory vote on executive compensation will be considered approved, on a non-binding, advisory basis, if it receives the affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote. If a stockholder abstains from voting, that abstention will have the same effect as if the stockholder voted “AGAINST” this proposal. Broker non-votes, if any, will have no impact on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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EXECUTIVE OFFICERS

The names of the executive officers of the Company, ages as of May 31, 2023, and certain information about them as of the mailing date of this Proxy Statement are set forth below:

Name	Age	Position
Gayn Erickson	58	President and Chief Executive Officer
Chris P. Siu (1)	52	Executive Vice President of Finance, Chief Financial Officer and Secretary
Adil Engineer	46	Chief Operating Officer
Donald P. Richmond II	67	Vice President of Engineering
Vernon Rogers	56	Executive Vice President of Sales and Marketing
Alistair N. Sporck	65	Vice President, Contactor Business Unit

_________________________

(1)	Mr. Siu began serving as Executive Vice President of Finance, Chief Financial Officer and Secretary on June 1, 2023.

GAYN ERICKSON See “Proposal 1 – Election of Directors” above.

CHRIS P. SIU joined the Company as Executive Vice President of Finance, Chief Financial Officer and Secretary in June 2023. Prior to joining Aehr, Mr. Siu served as Senior Vice President Finance, Corporate Treasurer and Chief Accounting Officer at Ultra Clean Technologies, a global leading developer and supplier of critical subsystems, and ultra-high purity clean and analytical services, for the semiconductor equipment industry from May 2019 to May 2023. He is a semiconductor industry veteran, and previously held senior management roles at GlobalFoundries, a multinational semiconductor foundry, and at Trident Microsystems, a fabless semiconductor company. He began his career in public accounting with EY and Deloitte and is a Certified Public Accountant (inactive) in California. Mr. Siu received a Bachelor of Science degree in Accounting from Brigham Young University in Hawaii and a Master of Business Administration degree from the University of California at Berkeley.

ADIL ENGINEER joined the Company as Chief Operating Officer in April 2022. Prior to joining Aehr, Mr. Engineer served as Head of Operations at Tecan, a Swiss company manufacturing medical test and diagnostic tools, devices, and solutions, where he oversaw operations for Tecan’s primary site in the US for manufacturing. He started his career with semiconductor equipment company KLA-Tencor where he spent 11 years and also worked at Coherent and Kateeva in positions of increasing responsibility in manufacturing, manufacturing engineering, new product introduction, and supply chain. Adil has built a career in operations and supply chain and has been in the semiconductor and medical equipment field for over 20 years. Mr. Engineer received a bachelor’s degree in Chemical Engineering from TKIET, and a Graduate Certificate in Management Science and Engineering from Stanford University.

DONALD P. RICHMOND II joined the Company as a Senior Electrical Engineer for Aehr’s Wafer Level Test and Burn-in solutions in 1998, and has held several key positions before he was elected Vice President of Engineering in March 2018. Prior to joining the Company, Mr. Richmond was co-founder, member of the Board, and Vice President of Operations at ChipScale Inc. / Micro SMT Inc., a leader in chip scale packaging of semiconductor ICs & discrete circuits. Prior to that, Mr. Richmond served as president of TEAM Holdings LTD. / TEAM International LTD., a semiconductor packaging subcontractor. Mr. Richmond has over 40 years of executive and general management, operations, customer support and R&D program management experience dating back to the mid-1970s when he began his career in semiconductor design with Signetics Corporation. Mr. Richmond received a B.S.E.E. Technology from DeVry Institute Arizona.

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VERNON ROGERS joined the Company as Executive Vice President of Sales and Marketing in October 2018. Prior to joining Aehr, Mr. Rogers served as head of sales and marketing at GES preceding its acquisition by Kimball Electronics. Mr. Rogers, over the past 22 years, has held numerous senior executive sales, marketing and operations management positions, successfully building multi-channel sales distribution and support organizations at both public and start-up technology companies in the semiconductor and system level test space. His career has focused on nanoscale inspection, manufacturing, and test technologies with such leaders as LitePoint (acquired by Teradyne), Credence Systems Corporation (acquired by Xcerra), NPTest (acquired by Credence Systems) and Schlumberger Automated Test Equipment. He also oversaw sales for FlexStar Technology, a Bay Area leader in hard disk drives (HDD) and solid-state disk drives (SSD) test and burn-in. Mr. Rogers received a B.S. in Electrical Engineering from North Dakota State University.

ALISTAIR N. SPORCK joined the Company as Vice President, Contactor Business Unit in July 2022. Prior to joining Aehr, Mr. Sporck ran his own company supplying various components to the probe card industry. Mr. Sporck was Vice President of Design at Formfactor Inc., a leading probe card supplier, for 17 years. He began his career at LSI Logic (now part of Broadcom) where he worked for 13 years in various positions in Product Engineering. Mr. Sporck received a B.S. in Electrical Engineering from the University of California at Santa Barbara, and a M.S. in Electrical Engineering from Santa Clara University.

EXECUTIVE COMPENSATION

General Philosophy

The Company compensates the Company’s executive officers through a combination of base salary, cash bonus and equity compensation designed to be competitive with comparable companies. The Company’s primary objectives of the overall executive compensation program are to attract, retain, motivate and reward Company executive officers while aligning their compensation with the achievements of key business objectives and maximization of shareholder value.

The Company’s compensation programs are designed to:

1.	reward executive officers for performance and link executive compensation to the creation of shareholder value through the use of performance and equity-based compensation;

2.	attract, retain and motivate highly qualified executive officers by compensating them at a level that is competitive with other companies in similar industries;

3.	share the risks and rewards of the Company’s business with the Company’s executive officers; and

4.	maximize long-term shareholder returns by utilizing compensation funds in a cost-effective manner.

To achieve these objectives, the Company has implemented and maintains compensation plans that tie a significant portion of executive officers’ overall compensation to the Company’s financial performance and stock price. In determining the compensation for the Company’s executive officers, the Company considers a number of factors, including information regarding comparably sized companies in the semiconductor equipment and materials industries in the United States. The Company also considers the level of the executive officer, the geographical region in which the executive officer resides and the executive officer’s overall performance and contribution to the Company in determining compensation. The compensation packages provided by the Company to its executive officers, including the named executive officers, include both cash-based and equity-based compensation. A component of these compensation packages is linked to the performance of individual executive officers as well as Company-wide performance objectives. The Compensation Committee ensures that the total compensation paid to the Company’s executive officers is competitive and consistent with the Company’s compensation philosophy and corporate governance guidelines. The Compensation Committee relies upon Company employees, personal knowledge of semiconductor equipment industry compensation practices, compensation data in SEC filings, independent advisors and consultants, and national and regional compensation surveys to provide information and recommendations to establish specific compensation packages for executive officers.

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Role of Compensation Committee

The Company’s executive officer compensation program is overseen and administered by the Compensation Committee. The Compensation Committee reviews and advises the Board regarding all forms of compensation to be provided to the executive officers of the Company. The Compensation Committee is appointed by the Board, and currently consists of directors Danesh, Oliphant and Slayen, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act.

The Company’s Compensation Committee has primary responsibility for ensuring that the Company’s executive officer compensation and benefit program is consistent with the Company’s compensation philosophy and corporate governance guidelines and for determining the executive compensation packages offered to the Company’s executive officers.

The Compensation Committee is responsible for:

1.

reviewing and approving the annual base salary for the Company’s executive officers, as well as any other benefits, compensation or employment-related arrangements, including (i) annual or special incentive bonuses, including the specific goals and amounts, (ii) equity compensation, and/or (iii) employment agreements, severance arrangements, and change in control agreements;

2.	making recommendations to the Board with respect to incentive compensation plans, including reservation of shares for issuance under employee benefit plans;

3.	reviewing the performance of the Company’s Chief Executive Officer;

4.

making recommendations to the Board on the Company’s executive compensation practices and policies, including the evaluation of performance by the Company’s executive officers and issues of management succession.

Many of the actions take the form of recommendations to the full Board where final approval, rejection or redirection may occur. The Compensation Committee is responsible for administering the compensation programs for all Company executive officers.

Elements of Compensation

In structuring the Company’s compensation program, the Compensation Committee seeks to select the types and levels of compensation that will further its goals of rewarding performance, linking executive officer compensation to the creation of shareholder value, attracting and retaining highly qualified executive officers and maximizing long-term shareholder returns.

The Company designs base salary to provide the essential reward for an executive officer’s work. Once base salary levels are initially determined, increases in base salary are provided to recognize an executive officer’s specific performance achievements.

The Company utilizes equity-based compensation, including stock options and restricted stock units (“RSUs”), to ensure that the Company has the ability to retain executive officers over a longer period of time, and to provide executive officers with a form of reward that aligns their interests with those of the Company’s shareholders. Executive officers whose skills and results the Company deems to be critical to the Company’s long-term success are eligible to receive higher levels of equity-based compensation.

The Company also utilizes various forms of performance-based compensation, including cash bonuses, commissions, and RSUs that allow the Company to remain competitive with other companies while providing additional compensation for an executive officer’s outstanding results and for the achievement of corporate objectives.

Core benefits, such as the Company’s basic health benefits, 401(k) plan, the Company’s Employee Stock Ownership Plan (the “ESOP”), and life insurance, are designed to provide support to executive officers and their families.

Currently, the Company uses the following executive officer compensation vehicles:

•	Cash-based programs: base salary, annual bonus plan and commission plans; and

•	Equity-based programs: The 2016 Equity Incentive Plan (the “2016 Plan”), the Amended and Restated 2006 Employee Stock Purchase Plan (“ESPP”), and the ESOP.

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These programs apply to all executive level positions, except for the commission plans, which only applies to Gayn Erickson, the President and Chief Executive Officer, and Vernon Rogers, the Executive Vice President of Sales and Marketing. Periodically, but at least once near the close of each fiscal year, the Compensation Committee reviews the existing plans and recommends those that should be used for the subsequent year.

Consistent with the Company’s compensation philosophy, the Company has structured each element of the Company’s executive officer compensation program as described below.

Base Salary

The Company creates a set of base salary structures that are both affordable and competitive in relation to the market. The Company determines the Company’s executive officer salaries based on job responsibilities and individual experiences. The Company monitors base salary levels within the market and makes adjustments to the Company’s structures as needed after considering the recommendations of management. The Company’s Compensation Committee reviews the salaries of the Company’s executive officers annually, and the Company’s Compensation Committee grants increases in salaries based on individual performance during the prior calendar year, provided that any increases are within the guidelines determined by the Compensation Committee for each position.

Annual Bonus

The Company’s executive annual bonus plan provides for cash bonus awards, dependent upon attaining stated corporate objectives and personal performance goals. The Company’s executive officers are eligible to receive cash bonuses based upon the Company’s achievement of certain financial and performance goals set by the Compensation Committee. The Compensation Committee approves the performance criteria on an annual basis and these financial and performance goals typically have a quarterly or one-year time horizon. The Compensation Committee believes that the practice of awarding incentive bonuses based on the achievement of performance goals furthers the Company’s goal of strengthening the connection between the interests of management and the Company’s shareholders.

In fiscal 2023, the Company’s Compensation Committee determined the maximum eligible cash bonus levels based upon the Company’s achievement of certain financial goals for Gayn Erickson, the Chief Executive Officer, Kenneth B. Spink, the former Chief Financial Officer, and Vernon Rogers, the Executive Vice President of Sales and Marketing were up to 70%, 71%, and 10% of their base salaries, respectively. Based on the Company performance for the year, the Compensation Committee approved a cash bonus for Gayn Erickson, Kenneth B. Spink and Vernon Rogers at 120% of target, resulting in earned amounts of $151,586, $88,272 and $16,465, respectively. Additionally, in fiscal 2023, the Compensation Committee approved a personal performance cash bonus for Gayn Erickson, Kenneth B. Spink and Vernon Rogers at a target level of $60,000, $10,000 and $57,500 respectively. Based upon personal performance against milestones for fiscal 2023, the Compensation Committee awarded $40,000, $10,000 and $42,500 to Gayn Erickson, Kenneth B. Spink and Vernon Rogers, respectively. The annual incentive bonus plan is discretionary, and the Compensation Committee may modify, suspend, eliminate or adjust the plan, the goals and the total or individual payouts at any time.

Booking Commission

During fiscal 2023, Gayn Erickson and Vernon Rogers were eligible to receive a booking commission based on achievement of booking objectives or quotas. Gayn Erickson receives a standard commission rate of 0.081% for bookings on existing customers and 0.162% for bookings on new customers up to 100% of quota and double commission rates on bookings above quota. Vernon Rogers receives a standard commission rate of 0.108% for bookings on existing customers and 0.216% for bookings on new customers up to 100% of quota and double commission rates on bookings above quota. Commissions are considered earned at the time of booking and are paid in the following month.

Under this plan in fiscal 2023, Gayn Erickson and Vernon Rogers earned $75,172 and $100,230, respectively, which is included in the annual non-equity incentive plan compensation column in the Summary Compensation Table on page 29.

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Equity Compensation

The Company awards equity compensation to the Company’s executive officers based on the performance of the executive officer and guidelines related to each executive officer’s position in the Company. The Board determines the Company’s equity compensation guidelines based on information derived from the Company’s experience with other companies and, with respect to the Company’s executive officers, market data of companies in the Company’s industry. The Company typically bases awards to newly hired executive officers and for continuing executive officers on these guidelines as well as an executive officer’s performance for the prior fiscal year. The Company evaluates each executive officer’s awards based on the factors described above and competitive practices in the Company’s industry. The Company believes that stock option ownership is an important factor in aligning corporate and individual goals. The Company utilizes equity-based compensation, including stock options and RSUs, to encourage long-term performance with corporate performance and extended executive officer tenure producing potentially significant value.

The Company’s Compensation Committee generally grants stock options and RSUs to executive officers, and in fiscal 2023, only RSUs were granted to executive officers under the 2016 Plan. Such grants are typically made at the first meeting of the Board held each fiscal year. The Company believes annual awards at this time allow the Compensation Committee to consider a number of factors related to the option award decisions, including corporate performance for the prior fiscal year, executive officer performance for the prior fiscal year and expectations for the upcoming fiscal year. With respect to newly hired executive officers, the Company’s standard practice is to grant RSUs (including performance-based RSUs) effective on or shortly after the executive officer’s hire date.

The Company’s Compensation Committee does not apply a formula for allocating equity awards to executive officers. Instead, the Company’s Compensation Committee considers the role and responsibilities of the executive officers, competitive factors, the non-equity compensation received by the executive officers and the total number of options to be granted in the fiscal year.

Pay for Performance/At-Risk Pay

Our executive compensation program is designed to reward achievement of the specific strategic goals that we believe will advance our business strategy and create long-term value for our stockholders. Consistent with our goal of attracting, motivating, and retaining a high-caliber executive team, our executive compensation program is designed to pay for performance. We utilize compensation elements that meaningfully align our named executive officers’ interests with those of our stockholders to create long-term value. As such, a significant portion of our Chief Executive Officer’s and other named executive officers’ compensation is “at-risk”, performance-based compensation, in the form of long-term equity awards and annual cash incentives that are only earned if we achieve measurable corporate metrics.

Other Benefits

Executive officers are eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, group life, disability, and accidental death and dismemberment insurance, the Company’s 401(k) plan, the Company’s 2016 Equity Incentive Plan, the ESOP, and the ESPP. The executive officers participate on the same basis as other employees, except that the Company makes payments for a supplemental insurance to cover the uninsured out-of-pocket amounts related to healthcare for the executive officers. Other than these payments, there were no other special benefits or perquisites provided to any executive officer in fiscal 2023, except that Vernon Rogers received auto allowance payments. During fiscal 2023, the Company made payments for health and life insurance premiums and medical costs as reflected in the Summary Compensation Table below under the “All Other Compensation” column. The Company does not maintain any pension plan, retirement benefit or deferred compensation arrangement other than the Company’s 401(k) plan and the ESOP. The Company is not required to make contributions to the 401(k) plan and did not make any during fiscal 2023.

Severance Benefits

The Company entered into Change of Control Severance Agreements (each, a “Severance Agreement”) on January 3, 2012 with Mr. Erickson; on September 9, 2015 with Mr. Spink; and on October 12, 2018 with Mr. Rogers; pursuant to which those executives would be entitled to severance benefits in the event of certain qualifying terminations of employment. A qualifying termination of employment for purposes of the Severance Agreements means a termination of the executive by the Company other than for “cause” (as defined in the applicable Severance Agreement), or the executive’s resignation following the occurrence of certain adverse changes in the executive’s position, duties, compensation or work conditions.

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Under Mr. Erickson’s Severance Agreement, if he undergoes a qualifying termination of employment, he will be eligible for the following severance benefits: (i) an amount equal to 12 months of his base salary, payable in a lump sum; (ii) a prorated target bonus for the year in which the termination occurs; (iii) 12 months’ accelerated vesting for his outstanding stock options, which will remain outstanding and exercisable for up to 12 months after his termination date; and (iv) up to 12 months of continued healthcare coverage paid by the Company. Additionally, if Mr. Erickson undergoes a qualifying termination of employment that occurs within 12 months after a change in control of the Company, he will be eligible for the following severance benefits, subject to delivering and not revoking a release of claims against the Company: (i) an amount equal to 18 months of his base salary, payable in a lump sum; (ii) a prorated target bonus for the year in which the termination occurs; (iii) accelerated vesting of all of his outstanding stock options, which will remain outstanding and exercisable for up to 18 months after his termination date; and (iv) up to 12 months of continued healthcare coverage paid by the Company.

Under Mr. Rogers’ Severance Agreement, if he undergoes a qualifying termination of employment that occurs within 12 months after a change in control of the Company, he will be eligible for the following severance benefits: (i) an amount equal to six months of his base salary, payable in a lump sum; (ii) accelerated vesting of all of his outstanding stock options; and (iii) up to six months of continued healthcare coverage paid by the Company.

Mr. Spink retired on August 31, 2023, and was not eligible for any severance benefits in connection therewith.

Compensation of Named Executive Officers

The following table shows information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the fiscal years ended May 31, 2023 and 2022 by the Company’s Chief Executive Officer, and each of the two other most highly compensated executive officers for the fiscal year ended May 31, 2023. We refer to these executive officers as our named executive officers.

Summary Compensation Table

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Awards ($) (1)	Awards ($)	Compensation ($) (2)	Compensation ($) (3)		Total ($)
Gayn Erickson	2023	348,270	--	990,000	--	266,758	47,760	(4)	1,652,788
President and Chief Executive Officer	2022	299,262	--	353,737	--	437,674	3,088,308		4,178,981

Kenneth B. Spink (5)	2023	266,236	--	329,063	--	98,272	36,699	(6)	730,270
Former Vice President of Finance and Chief Financial Officer	2022	226,446	--	221,782	--	117,886	33,930		600,044

Vernon Rogers	2023	268,561	--	216,000	--	159,195	66,640	(7)	710,396
Executive Vice President of Sales and Marketing	2022	259,103	--	214,387	--	341,828	88,095		903,413

_______________________

(1)

The amounts reported represent the aggregate grant date fair value of RSUs or options granted in the respective fiscal years, as determined pursuant to ASC 718. The assumptions used to calculate the value of awards are set forth in Note 13 of the Notes to the Consolidated Financial Statements included in the Company’s Annual report on Form 10-K for fiscal 2023 filed with the SEC on August 28, 2023.

(2)	For fiscal 2023, represents (i) amounts earned under our annual bonus program and (ii) for Messrs. Erickson and Rogers, booking commissions earned.

(3)	For fiscal 2023, consists of contributions made by the Company under the ESOP, health and life insurance premiums, medical costs and auto allowance paid by the Company.

(4)	Includes health and life insurance premiums and medical costs paid by the Company in the amount of $36,593 and Company ESOP contributions of $11,167.

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(5)	Mr. Spink retired on August 31, 2023.

(6)	Includes health and life insurance premiums and medical costs paid by the Company in the amount of $25,532 and Company ESOP contributions of $11,167.

(7)	Includes health and life insurance premiums and medical costs in the amount of $43,473, Company ESOP contributions of $11,167 and auto allowance in the amount of $12,000 paid by the Company.

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Outstanding Equity Awards at Fiscal 2023 Year-End

The following table presents certain information concerning the outstanding equity awards held as of May 31, 2023 by each named executive officer.

		Option Awards				Stock Awards
		Number of Securities		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)
	Date of Grant	Underlying Unexercised Options (1)
Name		Exercisable (#)	Unexercisable (#)
Gayn Erickson	7/16/2019	10,834	5,417	$1.635	7/16/2026
	7/16/2019	3,339	--	$1.635	7/16/2026
	7/14/2020					24,253	(3)	800,834
	7/13/2021					29,103	(3)	960,981
	7/14/2022					67,031	(3)	2,213,364
	7/14/2022					30,937	(4)	1,021,540

Kenneth B. Spink	8/17/2018	11,511	--	$2.400	8/17/2025
	7/16/2019	22,916	2,084	1.635	7/16/2026
	7/14/2020					11,010	(3)	363,550
	7/13/2021					13,215	(3)	436,359
	7/14/2022					22,280	(3)	735,686
	7/14/2022					10,283	(4)	339,545

Vernon Rogers	10/23/2018	110,283	--	$2.030	10/23/2025
	10/23/2018	185	--	$2.030	10/23/2025
	7/16/2019	13,595	1,667	$1.635	7/16/2026
	7/16/2019	24,738	--	$1.635	7/16/2026
	7/14/2020					6,303	(3)	208,125
	7/13/2021					7,559	(3)	249,598
	7/14/2022					14,625	(3)	482,918
	7/14/2022					6,750	(4)	222,885

______________________

(1)

Stock options vest and become exercisable as to 1/48th of the underlying shares each month after the date of grant, with full vesting occurring on the fourth anniversary of the date of grant, subject to continued service through the applicable vesting date.

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(2)	Market value was based on the closing price of the Company’s Common Stock on May 31, 2023 of $33.02.

(3)

RSU awards vest as to 1/16th of the total number of RSUs every three months after the date of grant, with full vesting occurring on the fourth anniversary of the date of grant, subject to continued service through the applicable vesting date.

(4)

RSU awards vested as to 25% of the total number of RSUs on May 31, 2023 based upon the Company’s achievement of certain financial goals, and vest as to an additional 1/16th of the total number of RSUs every three months thereafter, over the next three years, subject to continued service through the applicable vesting date.

Pay Versus Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation actually paid (“CAP”) to our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and the Company’s performance for the fiscal years listed below. This disclosure is intended to comply with the requirements of Item 402(v) of Regulation S-K applicable to “smaller reporting companies.” The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For additional information about our pay for performance compensation philosophy and how the Company seeks to align executive compensation with the Company’s performance, refer to the section above titled “Executive Compensation.”

The following table sets forth additional compensation information of our Principal Executive Officer (PEO) and our other (non-PEO) NEOs along with total shareholder return, and net income performance results for our fiscal years 2023 and 2022.

Year (1)	Summary Compensation Table Total for PEO (2)	Compensation Actually Paid to PEO (3)(4)	Average Summary Compensation Table Total for non-PEO NEOs(2)	Average Compensation Actually Paid to non-PEO NEOs (3)(5)	Value of Initial Fixed $100 Investment based on TSR (6)	Net Income ($ Thousands) (7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$1,652,788	$6,947,121	$720,333	$2,487,538	$1,468	$14,557
2022	$4,178,981	$6,057,733	$751,729	$1,811,695	$372	$9,450

(1)	NEOs included in the above compensation columns reflect the following:

Year	PEO	Non-PEO NEOs
2023	Mr. Erickson	Messrs. Spink and Rogers
2022	Mr. Erickson	Messrs. Spink and Rogers

(2)

Amounts reported in column (b) represent the total compensation as reported in the Summary Compensation Table for the applicable year in the case of our PEO (for each year where he served as principal executive officer) and in column (d) represent the average of the total compensation as reported in the Summary Compensation Table for the Company’s other NEOs for the applicable year.

(3)

SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay Versus Performance Table. “Compensation actually paid” does not necessarily represent cash and/or equity value transferred to the applicable NEO without restriction, but rather is a value calculated under applicable SEC rules. In general, “compensation actually paid” amounts in columns (c) and (e) are calculated as Summary Compensation Table total compensation adjusted to include the fair market value of equity awards as of last day of the applicable fiscal year or, if earlier, the vesting date (rather than the grant date).

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(4)	Compensation Actually Paid to our PEO reflects the following adjustments from “Total” compensation reported in the Summary Compensation Table:

	2023	2022
Total Reported in Summary Compensation Table (SCT)	$1,652,788	$4,178,981
Less, value of Stock Awards and Options Awards reported in SCT	$(1,007,281)	$(378,370)
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$3,580,299	$930,406
Plus, Change in Fair Value of Prior Year awards that are Outstanding and Unvested	$1,448,167	$555,415
Plus, FMV of Awards Granted in the applicable year and that Vested in the applicable year	$371,880	$140,808
Plus, Change in Fair Value (from prior year-end) of Prior Year awards that Vested in the applicable year	$901,269	$630,492
Less, Prior Year Fair Value of Prior Year awards that Failed to vest in the applicable year	$-	$-
Total Adjustments	$5,294,333	$1,878,752
Actual Compensation Paid	$6,947,121	$6,057,733

(5)	The average Compensation Actually Paid to our non-PEO NEOs reflects the following adjustments from “Total” compensation reported in the Summary Compensation Table:

	2023	2022
Total Reported in Summary Compensation Table (SCT)	$720,333	$751,729
Less, value of Stock Awards and Options Awards reported in SCT	$(284,434)	$(233,810)
Plus, Year-End value of Awards Granted in Fiscal Year that are Unvested and Outstanding	$1,004,076	$599,131
Plus, Change in Fair Value of Prior Year awards that are Outstanding and Unvested	$515,444	$258,711
Plus, FMV of Awards Granted in the applicable year and that Vested in the applicable year	$102,374	$50,245
Plus, Change in Fair Value (from prior year-end) of Prior Year awards that Vested in the applicable year	$429,745	$385,689
Less, Prior Year Fair Value of Prior Year awards that Failed to vest in the applicable year	$-	$-
Total Adjustments	$1,767,205	$1,059,966
Actual Compensation Paid	$2,487,538	$1,811,695

(6)

Reflects a fixed investment of $100 in the Company on May 28, 2021 with the value measured at the end of the listed fiscal year. Historical stock performance is not necessarily indicative of future stock performance.

(7)	The amounts reported represent net income as reflected in the Company’s audited financial statements for the applicable fiscal year.

Description of Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”) and Net Income.

The following charts set forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s (i) cumulative TSR and (ii) net income over the two most recently completed fiscal years. TSR amounts reported in the first chart assume an initial fixed investment of $100.

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The information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

In its ordinary course of business, the Company may enter into transactions with certain of its directors and officers.  The Company believes that each such transaction has been on terms no less favorable for the Company than could have been obtained in a transaction with an independent third party.  The Company’s policy is to require that any transaction with a related party that is required to be reported under applicable SEC rules, be reviewed and approved according to an established procedure.  Such a transaction is reviewed and approved by the Company’s Audit Committee as required by the Audit Committee’s charter.  We have not adopted specific standards for approval of these transactions, but instead we review each such transaction on a case-by-case basis.

Legal Counsel

The Company retained Latham & Watkins LLP as its legal counsel during fiscal 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS

AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of August 25, 2023, or some other practical date in cases of the principal shareholders, by: (i) each person (or group of affiliated persons) known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, (ii) each director of the Company, (iii) each of the Company’s named executive officers, and (iv) all directors and executive officers of the Company as a group:

	Shares Beneficially Owned (1)
Beneficial Owner	Number	Percent (2)
Directors and Named Executive Officers:
Rhea J. Posedel (3)	567,795	2.0%
Gayn Erickson (4)	330,482	1.1%
Fariba Danesh (5)	21,727	*
Laura Oliphant (6)	12,665	*
Geoffrey G. Scott (7)	257,238	*
Howard T. Slayen (8)	186,289	*
Vernon Rogers (9)	158,685	*
Kenneth B. Spink (10)	58,463	*
All Directors and Executive Officers as a group (13 persons) (11)	1,839,690	6.3%
Principal Shareholders:
The Goldman Sachs Group, Inc (12) 200 West Street, New York, New York 10282	1,446,690	5.0%

_______________________

*	Represents less than 1% of the Common Shares

(1)

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have represented to the Company that they have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Aehr Test Systems, 400 Kato Terrace, Fremont, California 94539.

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(2)

Percentage ownership is based on 28,762,496 shares of Common Stock outstanding on August 25, 2023. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of August 25, 2023 and shares of Common Stock subject to RSUs that are subject to vest within 60 days of August 25, 2023 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)

Includes 473,492 shares held by the Rhea J. Posedel Family Trust, 89,956 shares issuable upon the exercise of stock options exercisable within 60 days of August 25, 2023 and 810 RSUs vesting within 60 days of August 25, 2023.

(4)

Includes 283,042 shares held by the Gaylord and Trisha Erickson Revocable Trust DTD 1/19/2010, 19,589 shares issuable upon the exercise of stock options exercisable within 60 days of August 25, 2023 and 14,727 RSUs vesting within 60 days of August 25, 2023.

(5)	Includes 9,062 shares issuable upon the exercise of stock options exercisable within 60 days of August 25, 2023, and 539 RSUs vesting within 60 days of August 25, 2023.

(6)	Includes 12,126 shares held by Laura A Oliphant TTEE Oliphant Family Living Trust U/A DTD 05/11/1999 and 539 RSUs vesting within 60 days of August 25, 2023.

(7)

Includes 60,147 shares held by Geoffrey Scott Living Trust and 140,000 shares held by Caroline Scott Living Trust, 21,562 shares issuable upon the exercise of stock options exercisable within 60 days of August 25, 2023, and 539 RSUs vesting within 60 days of August 25, 2023.

(8)	Includes 539 RSUs vesting within 60 days of August 25, 2023.

(9)	Includes 150,468 shares issuable upon the exercise of stock options exercisable within 60 days of August 25, 2023 and 3,788 RSUs vesting within 60 days of August 25, 2023.

(10)	Includes 58,463 shares held by Kenneth B Spink and Kim I Spink TTEES 2016 Spink Fam TR DTD 2/17/16 Trust.

(11)	Includes 339,574 shares issuable upon the exercise of stock options exercisable and 25,347 RSUs vesting within 60 days of August 25, 2023.

(12)	Based on information reported by the Goldman Sachs Group, Inc on Schedule 13G filed with the SEC on February 7, 2023.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board serves as the representative of the Board for general oversight of the Company’s financial accounting and reporting system of internal control, audit process and process for monitoring compliance with laws and regulations.  The Audit Committee evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent registered public accounting firm prior to the presentation of financial statements to shareholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs.

The Company’s management has primary responsibility for preparing the Company’s consolidated financial statements and for the Company’s financial reporting process.  The Company’s independent registered public accounting firm, BPM LLP, is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements to accounting principles generally accepted in the United States of America.  The Audit Committee has reviewed and discussed with management the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for fiscal year 2023.  BPM LLP, the Company’s independent registered public accounting firm for fiscal year 2023, issued their unqualified report dated August 28, 2023 on the Company's consolidated financial statements.

The Audit Committee has also discussed with BPM LLP the matters required to be discussed by the Auditing Standards No. 1301, “Communications with Audit Committee” issued by the Public Company Accounting Oversight Board.  The Audit Committee has also received the written disclosures and the letter from BPM LLP required by the applicable Public Company Accounting Oversight Board requirements for independent accountant communications with audit committees concerning auditor independence, and has conducted a discussion with BPM LLP relative to its independence.  The Audit Committee has considered whether BPM LLP's provision of non-audit services is compatible with its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements for the fiscal year ended May 31, 2023 be included in the Company’s Annual Report on Form 10-K.

AUDIT COMMITTEE Laura Oliphant Geoffrey G. Scott Howard T. Slayen

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COMPLIANCE WITH SECTION 16(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires that directors, certain officers of the Company and 10% shareholders file reports of ownership and changes in ownership with the SEC as to the Company’s securities beneficially owned by them.  Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended May 31, 2023.

FINANCIAL STATEMENTS

The Company’s Annual Report to Shareholders for the last fiscal year is being mailed with this Proxy Statement to shareholders entitled to notice of the meeting.  The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

OTHER MATTERS

The Company knows of no other matters to be submitted to the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board may recommend.

By Order of the Board of Directors,

GAYN ERICKSON President and Chief Executive Officer

Dated: September 13, 2023

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Appendix A

AEHR TEST SYSTEMS

2023 EQUITY INCENTIVE  PLAN

ARTICLE I.

PURPOSE

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities.

ARTICLE II.

DEFINITIONS

As used in the Plan, the following words and phrases have the meanings specified below, unless the context clearly indicates otherwise:

2.1 “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. With reference to the Board’s or a Committee’s powers or authority under the Plan that have been delegated to one or more officers pursuant to Section 4.2, the term “Administrator” shall refer to such officer(s) unless and until such delegation has been revoked.

2.2 “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S. federal, state or local; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

2.3 “Automatic Exercise Date” means, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable Option term or Stock Appreciation Right term that was initially established by the Administrator for such Option or Stock Appreciation Right (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option or Stock Appreciation Right if the Option or Stock Appreciation Right initially had a ten-year Option term or Stock Appreciation Right term, as applicable).

2.4 “Automatic Exercise Participant” means a Participant who (a) holds an Option or Stock Appreciation Right on the Automatic Exercise Date of such Award, and (b) is prohibited from trading Shares on such Automatic Exercise Date due to restrictions (such as a black-out period) under the Company’s insider trading policy.

2.5 “Award” means an Option award, Stock Appreciation Right award, Restricted Stock award, Restricted Stock Unit award, Performance Bonus Award, Performance Stock Unit award or Dividend Equivalents award granted to a Participant under the Plan.

2.6 “Award Agreement” means an agreement evidencing an Award, which may be written or electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.

2.7 “Board” means the Board of Directors of the Company.

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2.8 “Change in Control” means any of the following:

(a) a transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) directly or indirectly acquires beneficial ownership (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act) of the Company’s securities possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition by the Company or any Subsidiary; (ii) any acquisition by an employee benefit plan maintained by the Company or any Subsidiary, (iii) any acquisition which complies with clauses (c)(i), (c)(ii) and (c)(iii) of this definition; or (iv) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(b) the Incumbent Directors cease for any reason to constitute a majority of the Board;

(c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction;

(ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (c)(ii) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; and

(iii) after which at least a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such transaction; or

(d) the completion of a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) of this definition with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A 3(i)(5).

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The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

2.9 “Code” means the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder.

2.10 “Committee” means one or more committees or subcommittees of the Board that is comprised of one or more Directors. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

2.11 “Common Stock” means the common stock of the Company.

2.12 “Company” means Aehr Test Systems, a California corporation, or any successor.

2.13 “Consultant” means any person, including any adviser, engaged by the Company or a Subsidiary to render services to such entity if the consultant or adviser: (a) renders bona fide services to the Company or a Subsidiary; (b) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (c) is a natural person.

2.14 “Designated Beneficiary” means, if permitted by the Company, the beneficiary or beneficiaries the Participant designates, in a manner the Company determines, to receive amounts due or exercise the Participant’s rights if the Participant dies. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate or legal heirs.

2.15 “Director” means a Board member.

2.16 “Disability” means a permanent and total disability under Section 22(e)(3) of the Code.

2.17 “Dividend Equivalents” means a right granted to a Participant to receive the equivalent value (in cash or Shares) of dividends paid on a specified number of Shares. Such Dividend Equivalent shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Administrator.

2.18 “DRO” means a “domestic relations order” as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

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2.19 “Effective Date” has the meaning set forth in Section 11.3.

2.20 “Employee” means any employee of the Company or any of its Subsidiaries.

2.21 “Equity Restructuring” means a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split (including a reverse stock split), spin-off or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.22 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.23 “Fair Market Value” means, as of any date, the value of a Share determined as follows: (a) if the Common Stock is listed on any established stock exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not listed on an established stock exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) if the Common Stock is not listed on any established stock exchange or quoted on a national market or other quotation system, the value established by the Administrator in its sole discretion.

2.24 “Full Value Award” means any Award or Prior Plan Award that is settled in shares of Common Stock other than (a) an Option or stock option granted under the Prior Plan, (b) a Stock Appreciation Right or stock appreciation right granted under the Prior Plan, or (c) any other Award or Prior Plan Award for which the Participant pays the intrinsic value existing as of the date of grant (whether directly or by foregoing a right to receive a payment from the Company or any Subsidiary).

2.25 “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent corporation or subsidiary corporation of the Company, as determined in accordance with Section 424(e) and (f) of the Code, respectively.

2.26 “Incentive Stock Option” means an Option that meets the requirements to qualify as an “incentive stock option” as defined in Section 422 of the Code.

2.27 “Incumbent Directors” means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in clause (a) or (c) of the Change in Control definition) whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) of the Directors then still in office who either were Directors at the beginning of the 12-month period or whose election or nomination for election was previously so approved. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

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2.28 “Non-Employee Director” means a Director who is not an Employee.

2.29 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.30 “Option” means a right granted under Article VI to purchase a specified number of Shares at a specified price per Share during a specified time period. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.31 “Overall Share Limit” means the sum of (a) 1,500,000 Shares, plus (b) any Shares that are subject to Prior Plan Awards that become available for issuance under the Plan as Shares pursuant to Article V.

2.32 “Participant” means a Service Provider who has been granted an Award.

2.33 “Performance Bonus Award” has the meaning set forth in Section 8.3.

2.34 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.1 and subject to Section 8.2, to receive Shares or an amount of cash or other consideration determined by the Administrator to be of equal value as of the settlement date, the payment of which is contingent upon achieving certain performance goals or other performance-based targets established by the Administrator.

2.35 “Permitted Transferee” means, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or any other transferee specifically approved by the Administrator after taking into account Applicable Law.

2.36 “Plan” means this 2023 Incentive Award Plan.

2.37 “Prior Plan” means the Company’s 2016 Equity Incentive Plan, as it may be amended from time to time.

2.38 “Prior Plan Award” means an award outstanding under the Prior Plan as of immediately prior to the Effective Date.

2.39 “Restricted Stock” means Shares awarded to a Participant under Article VII, subject to certain vesting conditions and other restrictions.

2.40 “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date, subject to certain vesting conditions and other restrictions.

2.41 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, including any amendments thereto.

2.42 “Section 409A” means Section 409A of the Code.

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2.43 “Securities Act” means the Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder.

2.44 “Service Provider” means an Employee, Consultant or Director.

2.45 “Shares” means shares of Common Stock.

2.46 “Stock Appreciation Right” or “SAR” means a right granted under Article VI to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the right is exercised over the exercise price set forth in the applicable Award Agreement.

2.47 “Subsidiary” means any entity (other than the Company), whether U.S. or non-U.S., in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.48 “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company or other entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.49 “Tax-Related Items” means any U.S. and non-U.S. federal, state and/or local taxes (including, without limitation, income tax, social insurance contributions, fringe benefit tax, employment tax, stamp tax and any employer tax liability which has been transferred to a Participant) for which a Participant is liable in connection with Awards and/or Shares.

2.50 “Termination of Service” means:

(a) As to a Consultant, the time when the engagement of a Participant as a Consultant to the Company or a Subsidiary is terminated for any reason, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

(b) As to a Non-Employee Director, the time when a Participant who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences employment or service or remains in service with the Company or any Subsidiary.

(c) As to an Employee, the time when the employee-employer relationship between a Participant and the Company or any Subsidiary is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company or any Subsidiary.

The Company, in its sole discretion, shall determine the effect of all matters and questions relating to any Termination of Service, including, without limitation, whether a Termination of Service has occurred, whether a Termination of Service resulted from a discharge for cause and all questions of whether particular leaves of absence constitute a Termination of Service. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relationship shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off), even though the Participant may subsequently continue to perform services for that entity.

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ARTICLE III.
ELIGIBILITY

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein. No Service Provider shall have any right to be granted an Award pursuant to the Plan and neither the Company nor the Administrator is obligated to treat Service Providers, Participants or any other persons uniformly.

ARTICLE IV.

ADMINISTRATION AND DELEGATION

4.1 Administration.

(a) The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions, reconcile inconsistencies in the Plan or any Award and make all other determinations that it deems necessary or appropriate to administer the Plan and any Awards. The Administrator (and each member thereof) is entitled to, in good faith, rely or act upon any report or other information furnished to the Administrator or member thereof by any officer or other Employee, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. The Administrator’s determinations under the Plan are in its sole discretion and will be final, binding and conclusive on all persons having or claiming any interest in the Plan or any Award.

(b) Without limiting the foregoing, the Administrator has the exclusive power, authority and sole discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (iv) subject to the limitations in the Plan, determine the terms and conditions of any Award and related Award Agreement, including, but not limited to, the exercise price, grant price, purchase price, any performance criteria, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations, waivers or amendments thereof; (v) determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, or other property, or an Award may be cancelled, forfeited, or surrendered; and (vi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

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4.2 Delegation of Authority. To the extent permitted by Applicable Law, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees or officers of the Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company or any of its Subsidiaries be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company or any of its Subsidiaries or Directors to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 4.2 shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any committee at any time and re-vest in itself any previously delegated authority. Further, regardless of any delegation, the Board or a Committee may, in its discretion, exercise any and all rights and duties as the Administrator under the Plan delegated thereby, except with respect to Awards that are required to be determined in the sole discretion of the Board or Committee under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded.

ARTICLE V.

STOCK AVAILABLE FOR AWARDS

5.1 Number of Shares. Subject to adjustment under Article IX and the terms of this Article V, Awards may be made under the Plan covering up to the Overall Share Limit. As of the Effective Date, the Company will cease granting awards under the Prior Plan; however, Prior Plan Awards will remain subject to the terms of the Prior Plan. Shares issued or delivered under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.

5.2 Share Recycling.

(a) If all or any part of an Award or a Prior Plan Award expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged or settled for cash, surrendered, repurchased, cancelled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award or Prior Plan Award at a price not greater than the price (as adjusted to reflect any Equity Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award or Prior Plan Award, the unused Shares covered by the Award or Prior Plan Award will, as applicable, become or again be available for Awards under the Plan. In addition, Shares tendered by a Participant or withheld by the Company to satisfy any tax withholding obligation with respect to a Full Value Award shall become or again be available for Awards under the Plan. The payment of dividends or Dividend Equivalents in cash in conjunction with any outstanding Awards or Prior Plan Awards and any Awards that are settled in cash rather than by issuance of Shares shall not count against the Overall Share Limit.

(b) Notwithstanding anything in the Plan to the contrary, the following Shares shall not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option or any stock option granted under the Prior Plan; (ii) Shares tendered by a Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award or Prior Plan Award other than a Full Value Award; (iii) Shares subject to a Stock Appreciation Right or stock appreciation right granted under the Prior Plan that are not issued in connection with the stock settlement of the Stock Appreciation Right or stock appreciation right on exercise; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options or stock options granted under the Prior Plan.

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5.3 Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than 1,500,000 Shares (as adjusted to reflect any Equity Restructuring) may be issued pursuant to the exercise of Incentive Stock Options.

5.4 Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or stock, the Administrator may grant Substitute Awards in respect of any options or other stock or stock‑based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms and conditions as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided under Section 5.2 above), except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and shall not count against the Overall Share Limit (and Shares subject to such Awards may again become available for Awards under the Plan as provided under Section 5.2 above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.

5.5 Non-Employee Director Award Limit. Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding non-employee director compensation, the sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Awards that may be granted to a Non-Employee Director as compensation for services as a Non-Employee Director during any fiscal year of the Company shall not exceed $750,000. The Administrator may make exceptions to this limit for individual Non-Employee Directors in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving Non-Employee Directors.

ARTICLE VI.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 General. The Administrator may grant Options or Stock Appreciation Rights to one or more Service Providers, subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant (or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying (a) the excess, if any, of the Fair Market Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the Administrator may impose, and payable in cash, Shares valued at Fair Market Value on the date of exercise or a combination of the two as the Administrator may determine or provide in the Award Agreement.

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6.2 Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Subject to Section 6.6, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right. Notwithstanding the foregoing, in the case of an Option or Stock Appreciation Right that is a Substitute Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.

6.3 Duration of Options. Subject to Section 6.6, each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years; provided, further, that, unless otherwise determined by the Administrator or specified in the Award Agreement, (a) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and (b) the portion of an Option or Stock Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire on the date of such Termination of Service. In addition, in no event shall an Option or Stock Appreciation Right granted to an Employee who is a non‑exempt employee for purposes of overtime pay under the U.S. Fair Labor Standards Act of 1938 be exercisable earlier than six months after its date of grant. Notwithstanding the foregoing, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, commits an act of cause (as determined by the Administrator), or violates any non-competition, non-solicitation or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or any of its Subsidiaries, the right to exercise the Option or Stock Appreciation Right, as applicable, may be terminated by the Company and the Company may suspend the Participant’s right to exercise the Option or Stock Appreciation Right when it reasonably believes that the Participant may have participated in any such act or violation.

6.4 Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or such other person or entity designated by the Administrator) a notice of exercise, in a form and manner the Company approves (which may be written, electronic or telephonic and may contain representations and warranties deemed advisable by the Administrator), signed or authenticated by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, (a) payment in full of the exercise price for the number of Shares for which the Option is exercised in a manner specified in Section 6.5 and (b) satisfaction in full of any withholding obligation for Tax-Related Items in a manner specified in Section 10.5. The Administrator may, in its discretion, limit exercise with respect to fractional Shares and require that any partial exercise of an Option or Stock Appreciation Right be with respect to a minimum number of Shares.

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6.5 Payment Upon Exercise. The Administrator shall determine the methods by which payment of the exercise price of an Option shall be made, including, without limitation:

(a) Cash, check or wire transfer of immediately available funds; provided that the Company may limit the use of one of the foregoing methods if one or more of the methods below is permitted;

(b) If there is a public market for Shares at the time of exercise, unless the Company otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Company) of a notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to deliver promptly to the Company funds sufficient to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company an amount sufficient to pay the exercise price by cash, wire transfer of immediately available funds or check; provided that such amount is paid to the Company at such time as may be required by the Company;

(c) To the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value on the date of delivery;

(d) To the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;

(e) To the extent permitted by the Administrator, delivery of a promissory note or any other lawful consideration; or

(f) To the extent permitted by the Administrator, any combination of the above payment forms.

6.6 Expiration of Option Term or Stock Appreciation Right Term: Automatic Exercise of In-The-Money Options and Stock Appreciation Rights. Unless otherwise provided by the Administrator in an Award Agreement or otherwise or as otherwise directed by a holder of an Option or a Stock Appreciation Right in writing to the Company, each vested and exercisable Option and Stock Appreciation Right outstanding on the Automatic Exercise Date and held by an Automatic Exercise Participant with an exercise price per Share that is less than the sum of the Fair Market Value and any related broker’s fees (as described in Section 11.19(c)) per Share as of such date shall automatically and without further action by the holder of the Option or Stock Appreciation Right or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option may be made pursuant to Section 6.5(b) or 6.5(d) and the Company or any Subsidiary shall be entitled to deduct or withhold an amount sufficient to satisfy any withholding obligation for Tax-Related Items associated with such exercise in accordance with Section 10.5. Unless otherwise determined by the Administrator, this Section 6.6 shall not apply to an Option or Stock Appreciation Right if the holder of such Option or Stock Appreciation Right incurs a Termination of Service on or before the Automatic Exercise Date, or if the holder is not an Automatic Exercise Participant on the Automatic Exercise Date. For the avoidance of doubt, no Option or Stock Appreciation Right with an exercise price per Share that is equal to or greater than the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 6.6.

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6.7 Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive Stock Options (and Award Agreements related thereto) will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within the later of (a) two years from the grant date of the Option or (b) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Nonqualified Stock Option.

ARTICLE VII.

RESTRICTED STOCK; RESTRICTED STOCK UNITS

7.1 General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to forfeiture or the Company’s right to repurchase all or part of the underlying Shares at their issue price or other stated or formula price from the Participant if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods, as set forth in an Award Agreement, to Service Providers. The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock and Restricted Stock Units; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value, if any, of the Shares to be purchased, unless otherwise permitted by Applicable Law. In all cases, legal consideration shall be required for each issuance of Restricted Stock and Restricted Stock Units to the extent required by Applicable Law. The Award Agreement for each Award of Restricted Stock and Restricted Stock Units shall set forth the terms and conditions not inconsistent with the Plan as the Administrator shall determine.

7.2 Restricted Stock.

(a) Stockholder Rights. Unless otherwise determined by the Administrator, each Participant holding Shares of Restricted Stock will be entitled to all the rights of a stockholder with respect to such Shares, subject to the restrictions in the Plan and the applicable Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Shares to the extent such dividends and other distributions have a record date that is on or after the date on which such Participant becomes the record holder of such Shares; provided, however, that with respect to a share of Restricted Stock subject to restrictions or vesting conditions, except in connection with a spin-off or other similar event as otherwise permitted under Section 9.2, dividends which are paid to Company stockholders prior to the removal of restrictions and satisfaction of vesting conditions shall only be paid to the Participant to the extent that the restrictions are subsequently removed and the vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

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(b) Stock Certificates. The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.

(c) Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service along with proof of the timely filing thereof.

7.3 Restricted Stock Units. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, subject to compliance with Applicable Law. A Participant holding Restricted Stock Units will have only the rights of a general unsecured creditor of the Company (solely to the extent of any rights then applicable to Participant with respect to such Restricted Stock Units) until delivery of Shares, cash or other securities or property is made as specified in the applicable Award Agreement.

ARTICLE VIII.

OTHER TYPES OF AWARDS

8.1 General. The Administrator may grant Performance Stock Unit awards, Performance Bonus Awards or Dividend Equivalents to one or more Service Providers, in such amounts and subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine.

8.2 Performance Stock Unit Awards. Each Performance Stock Unit award shall be denominated in a number of Shares or in unit equivalents of Shares or units of value (including a dollar value of Shares) and may be linked to any one or more of performance or other specific criteria, including service to the Company or Subsidiaries, determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator may consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

8.3 Performance Bonus Awards. Each right to receive a bonus granted under this Section 8.3 shall be denominated in the form of cash (but may be payable in cash, stock or a combination thereof) (a “Performance Bonus Award”) and shall be payable upon the attainment of performance goals that are established by the Administrator and relate to one or more of performance or other specific criteria, including service to the Company or Subsidiaries, in each case on a specified date or dates or over any period or periods determined by the Administrator.

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8.4 Dividends and Dividend Equivalents. If the Administrator provides, an Award (other than an Option or Stock Appreciation Right) may provide a Participant with the right to receive dividends or Dividend Equivalents, which may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the dividends or Dividend Equivalents are granted and subject to other terms and conditions as set forth in the Award Agreement. If the Administrator provides that an Award (other than an Option or Stock Appreciation Right) provides a Participant with the right to dividends or Dividend Equivalents, notwithstanding anything to the contrary herein, dividends and Dividend Equivalents with respect to any such Award subject to vesting shall either (a) to the extent permitted by Applicable Law, not be paid or credited or (b) be accumulated and subject to vesting to the same extent as the related Award. Any such dividends or Dividend Equivalents shall be paid at such time as the Administrator shall specify in the applicable Award Agreement or as determined by the Administrator in the event not specified in such Award Agreement. In no event shall dividends or Dividend Equivalents be paid with respect to Options or Stock Appreciation Rights.

ARTICLE IX.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK

AND CERTAIN OTHER EVENTS

9.1 Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article IX, the Administrator will equitably adjust the terms of the Plan and each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include (a) adjusting the number and type of securities subject to each outstanding Award or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares that may be issued); (b) adjusting the terms and conditions of (including the grant or exercise price), and the performance goals or other criteria included in, outstanding Awards; and (c) granting new Awards or making cash payments to Participants. The adjustments provided under this Section 9.1 will be nondiscretionary and final and binding on all interested parties, including the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.

9.2 Corporate Transactions. In the event of any extraordinary dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), reorganization, merger, consolidation, split-up, spin off, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Law or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change) and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (i) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, (ii) to facilitate such transaction or event or (iii) give effect to such changes in Applicable Law or accounting principles:

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(a) To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable, in each case as of the date of such cancellation; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;

(b) To provide that such Award shall vest and, to the extent applicable, be exercisable as to all Shares (or other property) covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;

(c) To provide that such Award be assumed by the successor or survivor corporation or entity, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation or entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;

(d) To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article V hereof on the maximum number and kind of shares which may be issued) or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;

(e) To replace such Award with other rights or property selected by the Administrator; or

(f) To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.

9.3 Change in Control. Except as otherwise set forth in this Section, in the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices. In taking any of the actions permitted under this Section, the Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation in a Change in Control does not assume or substitute for an Award with substantially equivalent terms, the Award will fully vest and the holder will have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

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With respect to Awards granted to a Non-Employee Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

9.4 Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock (including any Equity Restructuring or any securities offering or other similar transaction) or for reasons of administrative convenience or to facilitate compliance with any Applicable Law, the Company may refuse to permit the exercise or settlement of one or more Awards for such period of time as the Company may determine to be reasonably appropriate under the circumstances.

9.5 General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 9.1 above or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant price or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (b) any merger, consolidation, spinoff, dissolution or liquidation of the Company or sale of Company assets or (c) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares.

ARTICLE X.

PROVISIONS APPLICABLE TO AWARDS

10.1 Transferability.

(a) No Award may be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a DRO, unless and until such Award has been exercised or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed. During the life of a Participant, Awards will be exercisable only by the Participant, unless it has been disposed of pursuant to a DRO. After the death of a Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by the Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then-Applicable Law of descent and distribution. References to a Participant, to the extent relevant in the context, will include references to a transferee approved by the Administrator.

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(b) Notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Nonqualified Stock Option) to any one or more Permitted Transferees of such Participant, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer; and (iv) any transfer of an Award to a Permitted Transferee shall be without consideration, except as required by Applicable Law. In addition, and further notwithstanding Section 10.1(a), the Administrator, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

(c) Notwithstanding Section 10.1(a), if permitted by the Administrator, a Participant may, in the manner determined by the Administrator, designate a Designated Beneficiary. A Designated Beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant and any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married or a domestic partner in a domestic partnership qualified under Applicable Law and resides in a community property state, a designation of a person other than the Participant’s spouse or domestic partner, as applicable, as the Participant’s Designated Beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written or electronic consent of the Participant’s spouse or domestic partner. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time; provided that the change or revocation is delivered in writing to the Administrator prior to the Participant’s death. For clarity, no Award may be transferred to a third party for monetary consideration.

10.2 Documentation. Each Award will be evidenced in an Award Agreement in such form as the Administrator determines in its discretion. Each Award may contain such terms and conditions as are determined by the Administrator in its sole discretion, to the extent not inconsistent with those set forth in the Plan.

10.3 Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.

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10.4 Changes in Participant’s Status. The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable. Except to the extent otherwise required by Applicable Law or expressly authorized by the Company or by the Company’s written policy on leaves of absence, no service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

10.5 Withholding. Each Participant must pay the Company or a Subsidiary, as applicable, or make provision satisfactory to the Administrator for payment of, any Tax-Related Items to be withheld in connection with such Participant’s Awards and/or Shares. At the Company’s discretion and subject to any Company insider trading policy (including black-out periods), any withholding obligation for Tax-Related Items may be satisfied by (a) deducting an amount sufficient to satisfy such withholding obligation from any payment of any kind otherwise due to a Participant; (b) accepting a payment from the Participant in cash, by wire transfer of immediately available funds, or by check made payable to the order of the Company or a Subsidiary, as applicable; (c) accepting the delivery of Shares, including Shares delivered by attestation; (d) retaining Shares from an Award; (e) if there is a public market for Shares at the time the withholding obligation for Tax-Related Items is to be satisfied, selling Shares issued pursuant to an Award, either voluntarily by the Participant or mandatorily by the Company; (f) accepting delivery of a promissory note or any other lawful consideration; (g) any other method of withholding determined by the Company and, to the extent required by Applicable Law or the Plan, approved by the Administrator; or (h) any combination of the foregoing payment forms. The amount withheld pursuant to any of the foregoing payment forms shall be determined by the Company and may be up to, but no greater than, the aggregate amount of such obligations based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction for all Tax-Related Items.

10.6 Amendment of Award. The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Nonqualified Stock Option. The Participant’s consent to such action will be required unless (a) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (b) the change is permitted under Article IX or pursuant to Section 11.6.

10.7 Prohibition on Repricing. Except pursuant to Article IX, the Administrator shall not, without the approval of the Company’s stockholders, (a) amend any outstanding Option or Stock Appreciation Right to reduce its exercise price per Share or (b) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the exercise price of such Option or Stock Appreciation Right exceeds the Fair Market Value of the underlying Shares.

10.8 Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (a) all Award conditions have been met or removed to the Company’s satisfaction, (b) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including, without limitation, any applicable securities laws and stock exchange or stock market rules and regulations, (c) any approvals from governmental agencies that the Company determines are necessary or advisable have been obtained, and (d) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy Applicable Law. The inability or impracticability of the Company to obtain or maintain authority to issue or sell any securities from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and shall constitute circumstances in which the Administrator may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the Participant.

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10.9 Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.

ARTICLE XI.

MISCELLANEOUS

11.1 No Right to Employment or Other Status. No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to commence or continue employment or any other relationship with the Company or a Subsidiary. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement or other written agreement between the Participant and the Company or any Subsidiary.

11.2 No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Law requires, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on any share certificate or book entry to reference restrictions applicable to the Shares (including, without limitation, restrictions applicable to Restricted Stock).

11.3 Effective Date. The Board approved the Plan on September 1, 2023, subject to the approval of the Company’s stockholders. The Plan will become effective on the date it is approved by the Company’s stockholders (the “Effective Date”). If the Plan is not approved by the Company’s stockholders on or before September 1, 2024, the Plan will not become effective. No Incentive Stock Option may be granted pursuant to the Plan after the tenth anniversary of the date the Plan was approved by the Board.

11.4 Amendment of Plan. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided that (a) no amendment requiring stockholder approval to comply with Applicable Law shall be effective unless approved by the stockholders, and (b) no amendment, other than an increase to the Overall Share Limit or pursuant to Article IX or Section 11.6, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after Plan termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as each in effect before such suspension or termination. The Administrator will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Law.

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11.5 Provisions for Non-U.S. Participants. The Administrator may modify Awards granted to Participants who are nationals of a country other than the United States or employed or residing outside the United States, establish subplans or procedures under the Plan or take any other necessary or appropriate action to address Applicable Law, including (a) differences in laws, rules, regulations or customs of such jurisdictions with respect to tax, securities, currency, employee benefit or other matters, (b) listing and other requirements of any non-U.S. securities exchange, and (c) any necessary local governmental or regulatory exemptions or approvals.

11.6 Section 409A.

(a) General. The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (i) exempt this Plan or any Award from Section 409A, or (ii) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 11.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.

(b) Separation from Service. If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a Participant’s Termination of Service will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the Participant’s Termination of Service. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”

(c) Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to such employee’s “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.

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(d) Separate Payments. If an Award includes a “series of installment payments” within the meaning of Section 1.409A-2(b)(2)(iii) of Section 409A, the Participant’s right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment and, if an Award includes “dividend equivalents” within the meaning of Section 1.409A-3(e) of Section 409A, the Participant’s right to receive the dividend equivalents will be treated separately from the right to other amounts under the Award.

11.7 Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as an Administrator, Director, officer or other Employee will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in such person’s capacity as an Administrator, Director, officer or other Employee. The Company will indemnify and hold harmless (to the extent permitted by Applicable Law, by advancement of fees rather than reimbursement of expenses) each Director, officer or other Employee that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith; provided that such person gives the Company an opportunity, at its own expense, to handle and defend the same before undertaking to handle and defend it on such person’s own behalf.

11.8 Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 11.8 by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than a recipient’s country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 11.8 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s sole discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 11.8. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

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11.9 Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

11.10 Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary), the Plan will govern, unless such Award Agreement or other written agreement was approved by the Administrator and expressly provides that a specific provision of the Plan will not apply.

11.11 Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of California, without regard to the conflict of law rules thereof or of any other jurisdiction. By accepting an Award, each Participant irrevocably and unconditionally consents to submit, at the Company’s discretion, to the exclusive jurisdiction of the courts of the State of California and of the United States of America, in each case located in the State of California, for any action arising out of or relating to the Plan (and agrees not to commence any litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to the address contained in the records of the Company shall be effective service of process for any litigation brought against it in any such court. By accepting an Award, each Participant irrevocably and unconditionally waives any objection to the laying of venue of any litigation arising out of the Plan or Award hereunder in the courts of the State of California or the United States of America, in each case located in the State of California, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation brought in any such court has been brought in an inconvenient forum. By accepting an Award, each Participant irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any and all rights to trial by jury in connection with any litigation arising out of or relating to the Plan or any Award hereunder.

11.12 Clawback Provisions. All Awards (including the gross amount of any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to recoupment by the Company to the extent required to comply with Applicable Law or any policy of the Company providing for the reimbursement of incentive compensation, whether or not such policy was in place at the time of grant of an Award.

11.13 Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

11.14 Conformity to Applicable Law. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Law. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in a manner intended to conform with Applicable Law. To the extent Applicable Law permits, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Law.

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11.15 Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary, except as expressly provided in writing in such other plan or an agreement thereunder.

11.16 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

11.17 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

11.18 Prohibition on Executive Officer and Director Loans. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment, with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.19 Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 10.5: (a) any Shares to be sold through the broker‑assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Shares may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company and its Directors, officers and other Employees harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

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AEHR TEST SYSTEMS

VOTE

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You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 a.m., Pacific Time, on October 23, 2023.

Online
Go to **www.investorvote.com/AEHR** or scan the QR code — login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4.

1. Election of Directors:

01 - Rhea J. Posedel 02 - Gayn Erickson 03 - Fariba Danesh 04 - Laura Oliphant
05 - Geoffrey G. Scott 06 - Howard T. Slayen

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. 01 ☐ 02 ☐ 03 ☐ 04 ☐ 05 ☐ 06 ☐

5. In their discretion, the proxyholders are authorized to vote upon such other matter or matters which may properly come before the Annual Meeting or any postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. - Date and Sign Below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03VJFD

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — AEHR TEST SYSTEMS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AEHR TEST SYSTEMS

The undersigned shareholder of Aehr Test Systems, a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement and hereby appoints Gayn Erickson and Chris Siu, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held on October 23, 2023, at 4:00 P.M., local time (the "Meeting Date"), at 400 Kato Terrace, Fremont, California 94539, and at any adjournments thereof and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this card.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF THE NOMINATED DIRECTORS, (2) FOR THE APPROVAL OF THE ADOPTION OF THE COMPANY'S 2023 EQUITY INCENTIVE PLAN TO REPLACE THE COMPANY'S 2016 EQUITY INCENTIVE PLAN AND PROVIDE A RESERVE FOR ISSUANCE OF 1,500,000 SHARES OF COMMON STOCK OF THE COMPANY, (3) FOR RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, (4) FOR THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AND (5) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

PLEASE SIGN AND DATE ON REVERSE SIDE

C Non-Voting Items

Change of Address — Please print new address below.